UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FARMER BROS. CO.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1912 Farmer Brothers Drive
Northlake, Texas 76262
December 2, 2022
Dear Fellow Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co. (the “Company”), which will be held on Thursday, January 12, 2023, at 11:00 a.m., Central Standard Time.
Like prior years, our Annual Meeting will be held in a virtual meeting format only with no physical location. The Annual Meeting will be accessible via a live webcast. You can view additional information regarding the Annual Meeting and may vote by visiting www.proxyvote.com and entering the control number that can be found on your proxy card or voting instruction form.
The formal Notice of Annual Meeting of Stockholders (“Notice”) and Proxy Statement (“Proxy”), which are contained in the following pages, outline the actions that will, or may, if properly presented, be taken by the stockholders at the Annual Meeting. Participants in the Farmer Bros. Co. 401(k) Plan should follow the instructions provided by the 401(k) trustee, Principal Financial Group.
We have several significant proposals this year, including the approval of our Second Amended and Restated Certificate of Incorporation that will, among other items, clarify the completion of the de-classification of the Board. Additionally, we are asking for your vote this year in the election of the Board’s director nominees. The Board is pleased to nominate Allison M. Boersma, Stacy Loretz-Congdon, D. Deverl Maserang II, Christopher P. Mottern, David A. Pace, Alfred Poe, Bradley L. Radoff, John D. Robinson, and Waheed Zaman for election as directors. Current director Charles F. Marcy is retiring from service on the Board and is not standing for re-election. We believe our nine director nominees have the breadth of relevant and diverse experiences, integrity and commitment necessary to guide the Company for the benefit of all of the Company’s stockholders.
It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Accordingly, after reading the attached Notice and Proxy, please vote as described in the Proxy as soon as possible. Your cooperation is greatly appreciated.
Sincerely yours,

D. Deverl Maserang II	Christopher P. Mottern
President and Chief Executive Officer	Chairman of the Board of Directors
*********************
If you have any questions or require any assistance with respect to voting your shares, please contact Morrow Sodali, the Company’s proxy solicitor, at the contact listed below:
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com
Farmer Bros. Co. • 1912 Farmer Brothers Drive, Northlake, Texas 76262 • (682) 549-6600 •
www.farmerbrosco.com

FARMER BROS. CO.
1912 Farmer Brothers Drive
Northlake, Texas 76262
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 12, 2023
TO THE STOCKHOLDERS OF FARMER BROS. CO.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Farmer Bros. Co., a Delaware corporation (the “Company” or “Farmer Bros.”), will be held on January 12, 2023 at 11:00 a.m., Central Time, for the following purposes:
1.
To elect nine directors to the Board of Directors (the “Board”) of the Company for a term of office expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are elected and duly qualified;

2.	To approve the Second Amended and Restated Certificate of Incorporation;
3.	To ratify the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023;
4.	To hold an advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers; and
5.	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The Board recommends: a vote “FOR” each of the nine nominees for director named in Proposal No. 1 in the accompanying Proxy Statement, and a vote “FOR” Proposal Nos. 2, 3 and 4.
We are mailing a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to many of our stockholders instead of paper copies of our proxy materials. The Notice of Internet Availability contains instructions on how to access those documents over the Internet and how stockholders can receive a paper copy of our proxy materials.
*********************
The Board has fixed the close of business on November 17, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof.
If you are a participant in the Farmer Bros. Co. 401(k) Plan (the “401(k)”), you should follow the instructions provided by the 401(k) trustee, Principal Financial Group (the “401(k) Trustee”), with respect to having the shares owned by you in the 401(k) voted at the Annual Meeting. If you are a 401(k) participant, although you may attend the Annual Meeting, you will not be able to cast a vote at the Annual Meeting with respect to any shares you hold through the 401(k).
Your vote is very important. Please submit your proxy even if you plan to attend the Annual Meeting, which is being held in a virtual format via a live webcast. You can view additional information regarding the Annual Meeting and may vote at www.proxyvote.com. To submit a proxy to vote your shares over the Internet or by telephone, please follow the instructions on your proxy card, notice or voting instruction form.
By Order of the Board of Directors

Jared Vitemb
Vice President, General Counsel, Chief Compliance Officer and Secretary
Northlake, Texas
December 2, 2022

i

FARMER BROS. CO.
1912 Farmer Brothers Drive
Northlake, Texas 76262
PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION
What are the date, time and place of the Annual Meeting?
This Proxy Statement on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Farmer Bros. Co., a Delaware corporation (the “Company,” “we,” “our” or “Farmer Bros.”), is being made available to you in connection with the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, January 12, 2023, at 11:00 a.m., Central Standard Time, or at any continuation, postponement or adjournment thereof, for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders, and to transact such other business as may properly come before the Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting. We began mailing our Notice of Internet Availability of Proxy Materials (the “Notice”) to each stockholder entitled to vote at the Annual Meeting on or about December 2, 2022.
Like prior years, our Annual Meeting will be held in a virtual meeting format only with no physical location. The Annual Meeting will be accessible live via the internet by logging in pursuant to the instructions provided in the Notice. If you plan to attend the Annual Meeting virtually, you should review the details below under the section captioned “Who can attend the Annual Meeting?”
Stockholders will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, stockholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
Why am I being asked to review proxy materials online?
We are pleased to take advantage of the Securities and Exchange Commission (the “SEC”) rules allowing companies to furnish proxy materials to their stockholders over the Internet. We believe that this e-proxy process will expedite stockholders’ receipt of proxy materials, lower the costs and reduce the environmental impact of our Annual Meeting. The Notice instructs you on how to access and review the Proxy Statement and our annual report. The Notice also instructs you on how you may authorize a proxy to vote your shares over the Internet. If you received a Notice by mail, you will not receive a printed copy of the proxy materials unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials online. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.
Who can attend the Annual Meeting?
Admission to the Annual Meeting website is limited to stockholders and their duly-appointed proxy holders as of the close of business on November 17, 2022, the record date for the Annual Meeting (the “Record Date”), with proof of ownership of the Company’s common stock, par value $1.00 per share (“Common Stock”). If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of Common Stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting website. Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership. If you are a participant in the 401(k), you may attend the Annual Meeting if you can provide proof that you are a 401(k) participant. Each 401(k) participant has the right to direct the 401(k) Trustee on how to vote the shares of Common Stock held in his or her account under the 401(k), but participants will not be able to cast a vote at the meeting with respect to any shares they hold through the 401(k).
Who can vote at the Annual Meeting?
You are entitled to notice of and to vote at the Annual Meeting any shares of Common Stock of which you are the holder of record as of the close of business on the Record Date. Your shares may be voted at the Annual Meeting only if you are present virtually or your shares are represented by a valid proxy.

What am I voting on?
You will be entitled to vote on the following proposals at the Annual Meeting:
Proposal No. 1: The election of nine directors to serve on our Board for a term of office expiring at the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and until their successors are elected and duly qualified;
Proposal No. 2: The approval of the Second Amended and Restated Certificate of Incorporation, which clarifies the completion of the de-classification of the Board, allows for the removal of directors by stockholders with and without cause, and removes references to our fully redeemed Series A Convertible Participating Cumulative Perpetual Preferred Stock, par value $1.00 per share, of the Company (“Series A Preferred Stock”);
Proposal No. 3: The ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023; and
Proposal No. 4: The approval, on an advisory (non-binding) basis, of the compensation paid to the Company’s Named Executive Officers.
How does the Board recommend that I vote?
The Board recommends that you vote:
“FOR” the election of each of the nine nominees named herein to serve on our Board as directors for a term of office expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
“FOR” the approval of the Second Amended and Restated Certificate of Incorporation;
“FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023; and
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers.
Inspection of Stockholder List
A list of registered stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting. We ask that stockholders wishing to inspect the list of registered stockholders send an e-mail to legaldepartment@farmerbros.com. Please include (1) your name and (2) if you hold your shares through a broker, bank or other intermediary, an image of your stock ownership statement. Upon verification of your status as a stockholder, you will be provided access to view and inspect the list of registered stockholders as of the Record Date. Stockholders will also have the opportunity to inspect the list of registered stockholders in an electronic format during the Annual Meeting. Stockholders will not be able to download or print the list.
How many shares are outstanding and how many shares are needed for a quorum?
At the close of business on the Record Date, 19,544,682 shares of Common Stock entitled to 19,544,682 votes were outstanding and entitled to vote at the Annual Meeting. The Company has no other class of securities outstanding.
A majority of the issued and outstanding shares of Common Stock present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting, which quorum is required to hold the Annual Meeting and conduct business. A majority of the outstanding Common Stock, present in person (virtually) or represented by proxy and entitled to vote at the Annual Meeting will be required for a quorum to take action on the proposal to approve the Second Amended and Restated Certificate of Incorporation (Proposal 2). If you are a record holder of shares of Common Stock as of the Record Date and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum. If your shares are held in “street name,” your shares are counted as present for purposes of determining a quorum if your bank, broker or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank or other nominee on how to vote on such matters. In the absence of a quorum, the Annual Meeting may be adjourned, from time to time, by vote of the holders of a majority of the total number of shares of Common Stock represented and entitled to vote at the Annual Meeting.

What is the difference between a record holder and a beneficial owner?
If at the close of business on the Record Date your shares were registered directly in your name, you are considered the “record holder” of your shares. If, on the other hand, at the close of business on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization or other nominee, then you are the beneficial owner of shares held in “street name” and the proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. If you hold your shares in “street name,” please instruct your bank, broker or other nominee how to vote your shares using the voting instruction form provided by your bank, broker or other nominee so that your vote can be counted. The voting instruction form provided by your bank, broker or other nominee may also include information about how to submit your voting instructions over the Internet or telephonically, if such options are available.
How can I vote my shares?
You may vote your shares at the Annual Meeting using one of the following methods (please also see the information provided above concerning the difference between holding shares as a record holder and holding shares beneficially through a bank, broker or other nominee-beneficial holders should follow the voting instructions provided by such bank, broker or other nominee):
By mail. If you received printed proxy materials, you may vote your shares by completing, signing and mailing the enclosed proxy card (or voting instruction form in the case of beneficial holders).
Over the Internet. You may vote over the Internet by following the instructions included on the Notice or proxy card (or voting instruction form in the case of beneficial holders).
By telephone. You may vote by telephone by calling a toll-free telephone number listed on the Notice or proxy card (or voting instruction form in the case of beneficial holders) and following the recorded instructions.
At the Annual Meeting. If you are a registered stockholder as of the Record Date, you may vote your shares during the Annual Meeting by using electronic voting options included as part of the live webcast. Registered stockholders may vote electronically during the Annual Meeting by visiting www.proxyvote.com, entering the control number found in your Notice, and following the on-screen instructions. If you are a beneficial owner of shares you must obtain a legal proxy from the bank, broker or other nominee of your shares to be entitled to electronically vote those shares at the Annual Meeting. If you are a record holder, you are encouraged to vote by mail, Internet or telephone whether or not you plan to attend the Annual Meeting. If you hold your shares in “street name,” you are encouraged to follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Annual Meeting.
A control number, located on the instructions included with the proxy card, is designated to verify your identity and allow you to vote your shares and confirm that your voting instructions have been recorded properly. If you submit your proxy over the Internet or by telephone, there is no need to return a signed proxy card. However, you may change your voting instructions by subsequently completing, signing and delivering the proxy card.
As noted above, if you hold shares beneficially in street name through a bank, broker or other nominee, you may vote your shares by following the voting instructions provided by your bank, broker or other nominee. Telephone and Internet voting may be also available—please refer to the voting instruction form provided by your bank, broker or other nominee for more information.
If you have any questions or require assistance in submitting a proxy for your shares, please call the Company’s proxy solicitor, Morrow Sodali, toll free at (800) 662-5200 (within the U.S.).
How do I vote if I am a 401(k) participant?
Each 401(k) participant has the right to direct the 401(k) Trustee on how to vote the shares of Common Stock held in his or her 401(k) account. The 401(k) Trustee will vote all of the shares for which no voting directions are timely received by the 401(k) Trustee, in its independent fiduciary discretion. If you are a 401(k) participant and want to revoke any prior voting instructions you provided to the 401(k) Trustee in respect of the Annual Meeting, you must contact the 401(k) Trustee.

If you are a participant in the 401(k), although you may attend the virtual Annual Meeting, you will not be able to cast a vote at the meeting with respect to any shares you hold through the 401(k).
What if I have trouble accessing the Annual Meeting?
The Annual Meeting platform is fully supported across browsers (e.g., MS Edge, Firefox, Chrome, and Safari) and devices (including computers, tablets, and cellphones) running the most updated version of applicable software and plugins. Please note that Internet Explorer is not currently supported. Participants in the Annual Meeting should ensure that they have a reliable Internet connection whenever they intend to participate in the Annual Meeting. Participants in the Annual Meeting should allow time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. We encourage you to access the Annual Meeting prior to the start time. A link on the Annual Meeting page will provide further assistance should you need it.
The Annual Meeting will begin promptly at 11:00 a.m., Central Standard Time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check-in process. If you have difficulty accessing the Annual Meeting, or if any technical difficulties arise during the Annual Meeting, please call the number included in the email you will receive one hour prior to the start of the Annual Meeting with your login information. On January 12, 2023, there will be technicians available to assist you beginning at 10:30 a.m., Central Standard Time, with any difficulties.
In the event technical issues or other events delay or disrupt our ability to convene the Annual Meeting for longer than 30 minutes, we will make an announcement on our website at www.farmerbros.com regarding a date and/or time for reconvening the Annual Meeting. In the event of disorder, technical malfunction or other significant problem that disrupts the Annual Meeting, the chair of the Annual Meeting may adjourn, recess, or expedite the Annual Meeting, or take such other action as the chair determines is appropriate in light of the circumstances.
How will votes be tabulated?
All votes will be tabulated by the inspector of election appointed by the Company for the Annual Meeting, who will separately tabulate affirmative and negative votes and abstentions in accordance with Delaware law.
What is a “broker non-vote”?
A “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you hold your shares in street name and do not provide voting instructions to your bank, broker or other nominee, your shares will be considered to be broker non-votes and will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. Brokers generally do not have discretionary voting power (i.e., they cannot vote) on non-routine matters without specific instructions from their customers. Proposals are determined to be routine or non-routine matters based on the rules of the various regional and national exchanges of which the brokerage firm is a member. Shares that constitute broker non-votes will be counted as present at the Annual Meeting for the purpose of determining a quorum, but will not be considered entitled to vote on any non-routine proposal. Brokers generally have discretionary authority to vote on the ratification of the selection of Grant Thornton as our independent registered public accounting firm. Brokers, however, do not have discretionary authority to vote on any of our other proposals, because they are considered non-routine matters. Consequently, without your voting instructions, the bank, broker or other nominee that holds your shares cannot vote your share on these proposals.
What vote is required to approve each proposal?
Election of Directors. Directors are elected by a plurality of the votes of the shares of Common Stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.
This means that the nine individuals nominated for election to the Board at the Annual Meeting who receive the highest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nominees, your shares will not be voted with respect to those nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Broker non-votes will also not affect the outcome of the election of directors.

Approval of the Second Amended and Restated Certificate of Incorporation. The vote to approve the Second Amended and Restated Certificate of Incorporation requires the affirmative vote from the holders of a majority of our outstanding shares of Common Stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.
Ratification of Accountants. The ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023 requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
Advisory (Non-Binding) Vote to Approve the Compensation Paid to our Named Executive Officers. The advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.
What do I do if I receive more than one proxy card or voting instruction form?
If you receive more than one proxy card or voting instruction form from your bank, broker or other nominee, it means you hold shares that are registered in more than one name or account. To ensure that all of your shares are voted, sign, date and return each proxy card or voting instruction form. To vote by telephone or over the Internet, follow the instructions for voting over the Internet or by telephone provided on the proxy card or provided on the voting instruction form provided by your bank, broker or other nominee.
How will my shares be voted if I sign, date and return the proxy card but do not specify how I want my shares to be voted?
As a stockholder of record, if you sign, date and return the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the proxy card as follows:
“FOR” the election of each of the nine Board nominees named herein to serve on our Board as directors for a term of office expiring at the Company’s 2023 Annual Meeting of Stockholders and until their successors are elected and duly qualified;
“FOR” the approval of the Second Amended and Restated Certificate of Incorporation;
“FOR” the ratification of the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending June 30, 2023; and
“FOR” the approval of, in an advisory (non-binding) vote, the compensation paid to our Named Executive Officers.
In their discretion, the proxy holders named in the proxy card are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof.
The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.
How can I revoke a proxy?
If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Stockholders of record may revoke a proxy or change their vote prior to the Annual Meeting by sending to the Company’s Secretary, at the Company’s principal executive offices at 1912 Farmer Brothers Drive, Northlake, Texas 76262, a written notice of revocation or a duly executed proxy bearing a later date, by attending the Annual Meeting and voting, or by submitting a proxy over the Internet or by telephone by following the instructions on the proxy card. Please note that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting a new voting instruction form to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee). 401(k) participants must contact the 401(k) Trustee directly to revoke any prior voting instructions.

When will the voting results be announced?
The final voting results will be reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the Annual Meeting. If our final voting results are not available within four business days after the Annual Meeting, we will file a Current Report on Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Current Report on Form 8-K within four business days after the final voting results are known to us.
Are there interests of certain persons in matters to be acted upon?
Except as provided below, no director or executive officer of the Company who has served at any time since the beginning of the year ended June 30, 2022 (“fiscal 2022”), and no nominee for election as a director of the Company, or any of their respective associates, has any substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting other than Proposal No. 1—Election of Directors.
Who will solicit proxies on behalf of the Board?
The Company has retained Morrow Sodali, a proxy solicitation firm, who may solicit proxies on the Board’s behalf. Proxies may also be solicited on behalf of the Board, without additional compensation, by the Company’s directors, certain executive officers and other employees of the Company.
The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Morrow Sodali. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.
Who is paying for the cost of this proxy solicitation?
The entire cost of soliciting proxies on behalf of the Board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the Company, will be borne by the Company. The Company has agreed to pay Morrow Sodali a fee of $14,000 plus associated disbursements and other variable costs. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain customary claims, liabilities, losses, damages and expenses. Copies of the Company’s solicitation material will be furnished to banks, brokerage houses, dealers, the 401(k) Trustee, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our 2022 Annual Report, which includes our Form 10-K and Form 10-K/A for fiscal 2022, to beneficial owners. In addition, if asked, the Company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners.
Who can answer my questions?
Your vote at this year’s Annual Meeting is especially important, no matter how many or how few shares you own. Please follow the instructions set forth in the proxy card or voting instruction form to vote by mail, Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Morrow Sodali, the firm assisting us in the solicitation of proxies:
470 West Avenue
Stamford, Connecticut 06902
Stockholders Call Toll Free: (800) 662-5200 (within the U.S.)
Banks and Brokers Call Collect: (203) 658-9400
FARM@morrowsodali.com
How can I obtain additional copies of these materials or copies of other documents?
Complete copies of this Proxy Statement and the 2022 Annual Report, which includes our Form 10-K and Form 10-K/A for fiscal 2022, and instructions on attending the Annual Meeting are also available at www.proxyvote.com. You may also contact Morrow Sodali for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

CORPORATE GOVERNANCE
Board Meeting and Attendance
The Board held seven meetings during fiscal 2022, including four regular meetings and three special meetings. During fiscal 2022, each director attended at least 75% of the total number of meetings of the Board (held during the period for which he or she served as a director) and committees of the Board on which he or she served (during the periods that he or she served). The independent directors generally meet in executive session in connection with each regularly scheduled Board meeting. Under the Company’s Corporate Governance Guidelines, continuing directors are expected to attend the Company’s annual meeting of stockholders absent a valid reason. Seven of eight directors who were then serving were present at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”).
Charters; Code of Conduct and Ethics; Corporate Governance Guidelines
The Board maintains charters for its committees, including the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and the ad hoc Technology Committee. In addition, the Board has adopted a written Code of Conduct and Ethics for all employees, officers and directors. The Board maintains Corporate Governance Guidelines as a framework to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. Current standing committee charters, the Code of Conduct and Ethics and the Corporate Governance Guidelines are available on the Company’s website at www.farmerbros.com. Information contained on the website is not incorporated by reference in, or considered part of, this Amendment.
Board Committees
The Board has three standing committees: the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Summary information about each of these committees is set forth below.
Additionally, from time to time, the Board has established ad hoc or other committees, on an interim basis, to assist the Board with its consideration of specific matters, and it expects to continue to do so as it may determine to be prudent and advisable in the future. In December 2021, the Board established an ad hoc Technology Committee for the purpose of assisting with the review of the technological and cybersecurity needs of the Company (the “Technology Committee”).
Audit Committee
The Audit Committee is a standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee’s principal purposes are to oversee, on behalf of the Board, the accounting and financial reporting processes of the Company and the audit of the Company’s financial statements. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Audit Committee’s responsibilities include assisting the Board in overseeing: (i) the integrity of the Company’s financial statements; (ii) the independent auditor’s qualifications and independence; (iii) the performance of the Company’s independent auditor and internal audit function; (iv) the Company’s compliance with legal and regulatory requirements relating to accounting and financial reporting matters; (v) the Company’s system of disclosure controls and procedures, internal control over financial reporting that management has established, and compliance with ethical standards adopted by the Company; and (vi) the Company’s framework and guidelines with respect to risk assessment and risk management. The Audit Committee is directly and solely responsible for the appointment, dismissal, compensation, retention and oversight of the work of any independent auditor engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor reports directly to the Audit Committee.
During fiscal 2022, the Audit Committee held four regular meetings and three special meetings. Allison M. Boersma currently serves as Chair, and Stacy Loretz-Congdon, John D. Robinson and Waheed Zaman currently serve as members of the Audit Committee. All directors who currently serve on the Audit Committee meet the Nasdaq composition requirements, including the requirements regarding financial literacy and financial sophistication, and the Board has determined that all such directors are independent under Rule 5605 of the Nasdaq Stock Market, Inc. Marketplace Rules (“Nasdaq Listing Rules”), and the rules of the SEC regarding audit committee membership. The Board has determined that Ms. Boersma and Ms. Loretz-Congdon are “audit committee financial experts” as defined in Item 407(d) of Regulation S-K under the Exchange Act.

Compensation Committee
The Compensation Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Compensation Committee’s principal purposes are to discharge the Board’s responsibilities related to compensation of the Company’s executive officers and administer the Company’s incentive and equity compensation plans. The Compensation Committee’s objectives and philosophy with respect to the fiscal 2022 executive compensation program, and the actions taken by the Compensation Committee in fiscal 2022 with respect to the compensation of our Named Executive Officers, are described below under the heading “Compensation Discussion and Analysis.”
The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.
During fiscal 2022, the Compensation Committee held four regular meetings and three special meetings. Charles F. Marcy currently serves as Chair and Alfred Poe and John D. Robinson currently serve as members of the Compensation Committee. The Board has determined that all current Compensation Committee members are independent under the Nasdaq Listing Rules.
Compensation Committee Interlocks and Insider Participation
Messrs. Robinson, Marcy, and Poe were members of the Compensation Committee during fiscal 2022. None of the members of the Compensation Committee is or has been an executive officer of the Company, nor did any of them have any relationships requiring disclosure by the Company under Item 404 of Regulation S-K. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as a director of the Company or member of the Compensation Committee during fiscal 2022.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is a standing committee of the Board. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Nominating and Corporate Governance Committee’s principal purposes are (i) monitoring the Company’s corporate governance structure; (ii) assisting the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with corporate governance; (iii) ensuring that the Board is appropriately constituted in order to meet its fiduciary obligations, including by identifying individuals qualified to become Board members and members of Board committees, recommending to the Board director nominees for the next annual meeting of stockholders or for appointment to vacancies on the Board, and recommending to the Board membership on Board committees (including committee chairs); (iv) leading the Board in its annual review of the Board’s performance; (v) conducting the annual performance review of the Chief Executive Officer and communicating the results to the Board; and (vi) overseeing succession planning for senior management.
During fiscal 2022, the Nominating and Corporate Governance Committee held four regular meetings. Ms. Loretz-Congdon currently serves as Chair, and Charles F. Marcy, Alfred Poe, Bradley L. Radoff and John D. Robinson currently serve as members of the Nominating and Corporate Governance Committee. The Board has determined that all current Nominating and Corporate Governance Committee members are independent under the Nasdaq Listing Rules.
Other Committees
In July 2020, the Board created an ad hoc Search Committee to assist the Nominating and Corporate Governance Committee in identifying and evaluating potential candidates for future director positions. The Search Committee no longer exists.
In December 2021, the Board established the Technology Committee for the purpose of assisting with the review of the technological and cybersecurity needs of the Company. As described in its charter, available on the Company’s website under Corporate Governance - Committee Charters, the Technology Committee’s principal purposes include: (i) overseeing the quality and effectiveness of the Company’s cybersecurity strategy; and (ii) overseeing the Company’s technology strategy. Waheed Zaman currently serves as Chair, and Allison M. Boersma and Alfred Poe currently serve as members of the Technology Committee. The Technology Committee met four times in fiscal 2022.

Board Diversity
The below Board Diversity Matrix reports self-identified diversity statistics for the Board.
Board Diversity Matrix (As of September 1, 2022)
Total Number of Directors	8
	Female	Male	Non-Binary
Part I: Gender Identity	2	6	0
Part II: Demographic Background
African American or Black	0	1	0
Alaskan or Native American	0	0	0
Asian or South Asian	0	1	0
Hispanic	0	0	0
Pacific Islander	0	0	0
White	2	4	0
Two or More Races or Ethnicities	0	0	0
LGBTQ+	0	0	0
Military Veterans	0	1	0
Directors with Disabilities	0	0	0
Board Leadership Structure
Under our By-Laws, the Board, in its discretion, may choose a Chairman of the Board. If there is a Chairman of the Board, such person may exercise such powers as provided in the By-Laws or assigned by the Board. Christopher P. Mottern was appointed as Chairman of the Board in January 2020. Mr. Mottern has served on our Board since 2013.
Notwithstanding the current separation of Chairman of the Board and Chief Executive Officer, our Chairman of the Board is generally responsible for soliciting and collecting agenda items from other members of the Board and the Chief Executive Officer, and the Chief Executive Officer is generally responsible for leading discussions during Board meetings. This structure allows for effective and efficient Board meetings and information flow on important matters affecting the Company. As required under the Nasdaq Listing Rules, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. The Board has determined that, other than Mr. Maserang, all members of the Board are independent and each of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board are composed solely of independent directors. Due principally to the size of the Board, the Board has not formally designated a lead independent director and believes that as a result thereof, non-employee director and executive sessions of the Board, which are attended solely by non-employee directors or independent directors, as applicable, result in an open and free flow of discussion of any and all matters that any director may believe relevant to the Company and/or its management.
Although the roles of Chairman and Chief Executive Officer are currently filled by different individuals, no single leadership model is right for all companies at all times, and the Company has no bylaw or policy in place that mandates this leadership structure. The Nominating and Corporate Governance Committee will evaluate and recommend to the Board any changes in the Board’s leadership structure.
Board’s Role in Risk Oversight
The Board recognizes that although management is responsible for identifying risk and risk controls related to business activities and developing programs and recommendations to determine the sufficiency of risk identification and the appropriate manner in which to control risk, the Board plays a critical role in the oversight of risk. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks that the Company faces and how the Company is seeking to control risk if and when appropriate. In some cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee has oversight responsibility of risks associated with financial accounting and audits, internal control over financial reporting, and the Company’s major financial risk exposures, including commodity risk and risks relating to hedging programs. Regarding cybersecurity, the Board temporarily assigned primary oversight responsibility to the Technology Committee, but placed the Chairwoman of the Audit Committee on the Technology

Committee and made a second member of the Audit Committee the Chairman of the Technology Committee to ensure that the Audit Committee remained well informed of the Company’s cybersecurity risks. The Compensation Committee has oversight responsibility of risks relating to the Company’s compensation policies and practices. At each regular meeting, or more frequently as needed, the Board considers reports from the Audit Committee and Compensation Committee which provide detail on risk management issues and management’s response. The Board, as a whole, examines specific business risks in its periodic reviews of the individual business units, and also of the Company as a whole as part of its regular reviews, including as part of the strategic planning process, annual budget review and approval, and data and cyber security review. Beyond formal meetings, the Board and its committees have regular access to senior executives, including the Company’s Chief Executive Officer and Chief Financial Officer. The Company believes that its leadership structure promotes effective Board oversight of risk management because the Board directly, and through its various committees, is regularly provided by management with the information necessary to appropriately monitor, evaluate and assess the Company’s overall risk management, and all directors are involved in the risk oversight function.
Compensation-Related Risk
As part of its risk oversight role, our Compensation Committee annually considers whether our compensation policies and practices for all employees, including our executive officers, create risks that are reasonably likely to have a material adverse effect on our Company. In fiscal 2022, the Compensation Committee noted several design features of our compensation programs that reduce the likelihood of excessive risk-taking, including, but not limited to, the following:
•	A good balance of fixed and at-risk compensation, as well as an appropriate balance of cash and equity-based compensation.
•	Management incentive programs are based on multiple metrics, including strategic, individual and operational measures.
•
The Compensation Committee is directly involved in setting short- and long-term incentive performance targets and payout intervals, assessing performance against targets, and reviewing/approving the performance goals for the CEO and other executives.

•
Executive annual short-term incentive awards are generally capped at 200% of the target opportunity and the performance-based restricted stock units in the long-term incentive plan are capped at 180% of target opportunity.

•
Long-term equity awards are generally made on an annual basis which creates overlapping vesting periods and ensures that management remains exposed to the risks of their decision-making through their unvested equity-based awards for the period during which the business risks are likely to materialize.

•
Long-term compensation for senior executives is comprised of restricted stock units that vest ratably over three years and performance-based restricted stock units that are earned based on three-year performance goals. Company shares are inherently subject to the risks of the business, and the combination of options and performance-based restricted stock units ensure that management participates in these risks.

•
The number of performance-based restricted stock units ultimately earned by the Company’s executives and employees are determined at the end of a three-year performance period based on adjusted EBITDA performance and total shareholder return (“TSR”) metrics that are tracked during the performance period.

•
The Company has significant share ownership requirements for executives and non-employee directors. Executive officers are required to hold share-based compensation awards until meeting their ownership requirements. Company shares held by management are inherently subject to the risks of the business.

•	Executive compensation is benchmarked annually relative to pay levels and practices at peer companies.
•
The Company has a clawback policy in place that allows for recovery of incentive compensation if there is a material restatement of financial results caused by the fraud or misconduct of an individual which resulted in an over payment of incentives.

•	The Company prohibits employees and directors from hedging or pledging its securities.
•
The Compensation Committee is composed solely of independent directors and retains an independent compensation consultant to provide a balanced perspective on compensation programs and practices. The Compensation Committee approves all pay decisions for executive officers.

Stockholder Engagement
The Company has a history of actively engaging with our stockholders. We believe that strong corporate governance should include regular engagement with our stockholders. We have a long-standing, robust stockholder outreach program through which we solicit feedback on our corporate governance, executive compensation program, disclosure practices, and environmental and social impact programs and goals. Investor feedback is shared with our Board as received.
Corporate Governance Cycle and 2022 Outreach
Engagement
As part of our stockholder outreach program, and in response to the results of the say-on-pay advisory vote at our 2021 Annual Meeting, we reached out to 16 of our 29 largest stockholders in 2022, representing approximately 47% of our total shares outstanding as of our 2021 Annual Meeting, to solicit and gain a better understanding of stockholder feedback regarding our executive compensation program. Six of the 16 holders elected to participate in this compensation-specific outreach program. The feedback we received from our stockholders about our executive compensation program was collected directly by members of our Compensation Committee. The Compensation Committee made changes to our plan design in light of the feedback we received during this process.
Additionally, our CEO and CFO engage in meaningful dialogue with our stockholders through our quarterly earnings calls and investor-related outreach events.
Topics
Key areas of discussion included:
•	Corporate Governance
•	Executive Compensation
•	Inclusion and Diversity
•	Human Capital Management
•	Sustainability Programs
•	Supply Chain
•	Company Policy
•	Brand/Public Affairs
•	Risk Management
•	Long-term Growth Strategy
•	Financial Performance
For additional information, please see “2022 Stockholder Outreach” in this Proxy Statement.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, certain of our officers, and persons who beneficially own more than 10% of the Company’s Common Stock to file reports of stock ownership and changes in ownership (Forms 3, 4 and 5) in shares with the SEC. To our knowledge, based solely on our records and certain written representations received from our executive officers and directors, during the fiscal year ended June 30, 2022, all persons related to the Company that are required to file these insider trading reports have filed them in a timely manner, except for a Form 4 filed on May 11, 2022 for Scott R. Drake to correct the amount of securities granted to him in a transaction that occurred on September 13, 2021; a Form 4 filed on July 19, 2022 for Maurice S. J. Moragne to correct the amount of securities granted to him in a transaction that occurred on September 13, 2021; a Form 4 filed on July 19, 2022 for Ruben Inofuentes to correct the amount of securities granted to him in a transaction that occurred on September 13, 2021 and to correct the amount of securities beneficially owned by him in subsequent transactions through July 18, 2022; a Form 4 filed on July 19, 2022 for D. Deverl Maserang II to disclose reportable transactions that occurred on July 16, 2021, September 13, 2021, December 2, 2021, and July 18, 2022; and a Form 4/A filed on August 2, 2022 for Christopher P. Mottern to correct the amount of securities beneficially owned by him. Copies of the insider trading reports can be found on the Company’s website at www.farmerbros.com.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
General
Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Allison M. Boersma, Stacy Loretz-Congdon, D. Deverl Maserang II, Christopher P. Mottern, David A. Pace, Alfred Poe, Bradley L. Radoff, John D. Robinson and Waheed Zaman (each a “Director Nominee” and, collectively, the “Director Nominees”) for election to the Board. Current director Charles F. Marcy is retiring from service on the Board and is not standing for re-election. If elected at the Annual Meeting, each Director Nominee would serve until the 2023 Annual Meeting and until his or her successor is elected and duly qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
At the 2019 Annual Meeting of Stockholders, stockholders approved the proposal to amend and restate the Company’s Certificate of Incorporation to provide for the phased-in declassification of the Board. Prior to that time, the Board was divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with members of each class serving for a three-year term. Each year only one class of directors was subject to a stockholder vote. Class I consisted of three directors whose term of office will expire at the Annual Meeting, Class II consisted of two directors whose term of office expired at the 2020 Annual Meeting, and Class III consisted of one director, whose term of office expired at the 2021 Annual Meeting of Stockholders. Beginning at the 2020 Annual Meeting, any director elected to the Board shall be for a term expiring at the next annual meeting and until their successors are elected and duly qualified.
The authorized number of directors is set forth in the Company’s Certificate of Incorporation and shall consist of not less than five nor more than nine members, the exact number of which shall be fixed from time to time by resolution of the Board. The authorized number of directors is currently nine. In no event shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any vacancy on the Board that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board may be filled by a majority of the directors then in office, even if less than a quorum, or by the sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors will have the same remaining term as that of his or her predecessor.
Except for David A. Pace, each of the Director Nominees currently serve as directors of the Company. Ms. Boersma serves as Chair of the Audit Committee, Mr. Marcy serves as Chair of the Compensation Committee, and Ms. Loretz-Congdon serves as Chair of the Nominating and Corporate Governance Committee. In addition, Mr. Zaman serves as the Chair of the ad hoc Technology Committee. Each of the Director Nominees has agreed to be named in this Proxy Statement and to serve on our Board if elected. We have no reason to believe that any of the Director Nominees will be unable to serve on our Board if elected.
Except for Mr. Radoff, all of the present directors were elected to their current terms by the stockholders. There are no family relationships among any directors, Director Nominees or executive officers of the Company. Except as disclosed below, none of the directors or Director Nominees is a director of any other publicly held company. Except as otherwise disclosed in this proxy statement, there are no arrangements or understandings between any of our directors and any other person pursuant to which any person was selected as a director.
Vote Required
Each share of Common Stock is entitled to one vote for each of the nine director seats to be filled at the Annual Meeting. Each stockholder will be given the option of voting “FOR” or withholding authority to vote for each nominee. Cumulative voting is not permitted. It is the intention of the proxy holders named in the proxy to vote the proxies received by them “FOR” the election of the nine Director Nominees named herein unless the proxies direct otherwise. If any of the Director Nominees should be unable to serve or, for good cause, will not serve, your proxy will be voted for such substitute nominee(s) as the holders of your proxy, acting in their discretion, may determine.
Directors are elected by a plurality of the votes of the shares of Common Stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nine individuals nominated for election to the Board at the Annual Meeting who receive the largest number of properly cast “FOR” votes (among votes properly cast in person (virtually) or by proxy) will be elected as directors. In director elections, stockholders may either vote “FOR” or withhold voting authority with respect to director nominees. Shares voting “withhold” are counted for purposes of determining a quorum. However, if you withhold authority to vote with respect to the election of any or all of the nine Director Nominees, your shares will not be voted with respect to those Director Nominees indicated. Therefore, “withhold” votes will not affect the outcome of the election of directors. Brokers do not have discretionary authority to vote on the election of directors. Broker non-votes and abstentions will have no effect on the election of directors.
Nominees for Election as Directors
Set forth below is biographical information for each of the Board’s nominees for election as a director at the Annual Meeting, including a summary of the specific experience, qualifications, attributes and skills which led our Board to conclude that the individual should serve on the Board at this time, in light of the Company’s business and structure.
Allison M. Boersma, age 57, has served on our Board since 2017 and is currently the Chief Financial Officer and Chief Operating Officer of BRG Sports Inc., a corporate holding company of leading brands that design, develop and market innovative sports equipment, protective products, apparel and related accessories. The company’s core football brand, Riddell, is the industry leader in football helmet technology and innovation. Ms. Boersma has served as the finance and operations leader for BRG Sports since April 2016, responsible for financial oversight, including planning, treasury and risk management; leadership of global sourcing, manufacturing and distribution; strategic planning and acquisitions; and manufacturing strategy. Ms. Boersma has also served as Chief Financial Officer and Chief Operating Officer of Riddell Inc., since May 2014, and Senior Vice President Finance and Chief Financial Officer of Riddell, from February 2009 to May 2014. Previously, Ms. Boersma was a finance executive with Kraft Foods, a multinational confectionery, food and beverage conglomerate, for over 17 years, with various positions of increasing responsibility, including serving as Senior Director Finance, Global Procurement, from May 2007 to February 2009, with leadership and oversight of commodity hedging and risk management, including for coffee; execution of global strategies to improve supplier performance; commodity tracking and derivative accounting. Other positions with Kraft included Controller, Grocery Sector; Controller, Meals Division; Director, Sales Finance, Kraft Food Services Division; and Senior Manager, Corporate Financial Business Analysis. Ms. Boersma began her career as a Senior Auditor with Coopers & Lybrand. Ms. Boersma received her undergraduate degree in Accountancy from the University of Illinois Champaign-Urbana, and her Masters of Management, Marketing and Finance, from JL Kellogg Graduate School of Management.
We believe Ms. Boersma’s qualifications to serve on our Board include her CFO and COO leadership, coffee industry knowledge and foodservice experience, supply chain and manufacturing experience, accounting and financial expertise, as well as her experience in IT, risk assessment, strategy formation and execution, mergers and acquisitions, and global sourcing.
Stacy Loretz-Congdon, age 63, has served on our Board since 2018. She retired at the end of 2016 after 26 years of service at Core-Mark, one of the largest marketers of fresh and broad-line supply solutions to the convenience retail industry in North America, where she served in various capacities, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 through December 2016. From January 2003 to December 2006, Ms. Loretz-Congdon served as Core-Mark’s Vice President of Finance and Treasurer and from November 1999 to January 2003 served as Core-Mark’s Corporate Treasurer. Ms. Loretz-Congdon joined Core-Mark in 1990. Ms. Loretz-Congdon’s experience at Core-Mark included oversight of all finance functions, including all corporate finance disciplines, strategy execution, risk mitigation, investor relations, as well as involvement with benefits, executive compensation and technology initiatives. During her tenure as Senior Vice President and Chief Financial Officer, Ms. Loretz-Congdon served on the Information Technology Steering Committee and the Investment Committee at Core-Mark, as well as a board member of all Core-Mark subsidiaries. Core-Mark was a Fortune 500, publicly traded company listed on the Nasdaq Global Market until September 2021 when it merged with Performance Food Group Company, NYSE. In 2015, Ms. Loretz-Congdon was named as one of the Top 50 female CFOs in the Fortune 500 by Business Insider and Woman of the Year by Convenience Store News. Ms. Loretz-Congdon is an NACD Board Leadership Fellow. Prior to joining Core-Mark, Ms. Loretz-Congdon was an auditor for Coopers & Lybrand. Ms. Loretz-Congdon received her Bachelor of Science degree in Accounting from California State University, San Francisco.
We believe Ms. Loretz-Congdon’s qualifications to serve on our Board include her leadership as a former public company CFO, including accounting and financial expertise and regulatory compliance, as well as her financial planning and analysis, capital markets, corporate finance, M&A, IT, distribution and foodservice logistics, risk assessment, strategy formation and execution, compensation, and corporate governance experience, including her qualifications for service on the Company’s Audit Committee and Nominating and Corporate Governance Committee.
D. Deverl Maserang II, age 59, is President and Chief Executive Officer of the Company, since September 2019. Prior to joining the Company, from 2017 to 2019, Mr. Maserang served as President and Chief Executive Officer of Earthbound Farm Organic, a global leader in organic food and farming. From 2016 to 2017, Mr. Maserang served as Managing Partner of TADD Holdings, a business advisory firm. From 2013 to 2016, Mr. Maserang was Executive Vice President Global Supply Chain for Starbucks Corporation, a global coffee roaster and retailer, where he was responsible for end-to-end supply chain operations globally spanning manufacturing, engineering, procurement, distribution, planning, transportation, inventory management and worldwide sourcing. Prior to that, he held leadership roles at Chiquita Brands International, Peak Management Group, FreedomPay, Installation Included, Pepsi Bottling Group and United Parcel Service. Mr. Maserang received his Bachelor of Science degree from Texas Tech University.
We believe Mr. Maserang’s qualifications to serve on our Board include his leadership as CEO, coffee industry, foodservice, manufacturing, engineering, procurement, distribution, planning, transportation, inventory management, worldwide sourcing, turnaround, and supply chain expertise.
Christopher P. Mottern, age 78, has served as Chairman of the Board of the Company since January 2020. He acted as interim President and Chief Executive Officer of Farmer Bros. Co. from May through October 2019. Prior to joining Farmer Bros. Co. in his interim role, Mr. Mottern was an independent business consultant. He served as President and Chief Executive Officer of Peet’s Coffee & Tea, Inc., a specialty coffee and tea company, from 1997 to 2002 and a director of Peet’s Coffee & Tea, Inc., from 1997 through 2004. From 1992 to 1996, Mr. Mottern served as President of The Heublein Wines Group, a manufacturer and marketer of wines, now part of Diageo plc, a multinational alcoholic beverage company. From 1986 through 1991, he served as President and Chief Executive Officer of Capri Sun, Inc., one of the largest single-service juice drink manufacturers in the United States. He has served as a director, including lead director, and member of the finance committee, of a number of private companies. Mr. Mottern received his undergraduate degree in Accounting from the University of Connecticut.
We believe Mr. Mottern’s qualifications to serve on our Board include his leadership as a former CEO, coffee industry, foodservice, manufacturing, supply chain and consumer branding experience, risk oversight experience, and financial and accounting expertise.
David A. Pace, age 63, has served as Co-Chief Executive Officer of Tastemaker Acquisition Corp. (NASDAQ: TMKR), a special purpose acquisition company, since July 2020, where he also serves as a director. Mr. Pace previously served as Chief Executive Officer and President of Jamba Inc. (formerly NASDAQ: JMBA), a leading restaurant retailer of better-for-you food and beverage offerings, from March 2016 to September 2018, where he also served as a director from 2012 until September 2018. Prior to that, Mr. Pace served in a variety of executive roles at Bloomin’ Brands, Inc. (NASDAQ: BLMN), one of the largest casual dining restaurant companies in the world, including most recently as President of Carrabba’s Italian Grill from 2014 to 2016 after previously serving as Executive Vice President and Chief Resource Officer from 2010 to 2014. Earlier in his career, Mr. Pace held various leadership roles at Starbucks Corporation (NASDAQ: SBUX), PepsiCo, Inc. (NASDAQ: PEP) and YUM! Brands, Inc. (NYSE: YUM). Mr. Pace currently serves as Chairman of the board of directors of Red Robin Gourmet Burgers, Inc. (NASDAQ: RRGB), a casual dining chain, after initially joining the board as a director in August 2019. Mr. Pace has also served as a director of Authentic Restaurant Brands, a restaurant portfolio company of Garnett Station Partners, since May 2022, and as a member of the Ownership Advisory Board for the NHL’s Dallas Stars since 2017. Mr. Pace earned his B.S. in Industrial and Labor Relations from Cornell University.
We believe Mr. Pace’s qualifications to serve on our Board include his experience as a former CEO and other leadership roles in the food service and restaurant industries and his experience on the board of directors of a public company.
Alfred Poe, age 73, has served on our Board since 2020 and is currently the Chief Executive Officer of AJA Restaurant Corp., serving as such since 1999. From 1997 to 2002, he was the Chief Executive Officer of Superior Nutrition Corporation, a provider of nutrition products. He was Chairman of the Board and Chief Executive Officer of MenuDirect Corporation from 1997 to 1999. Mr. Poe was a Corporate Vice President of Campbell Soup Company from 1991 through 1996. From 1993 through 1996, he was the President of the Campbell’s Meal Enhancement

Group. From 1982 to 1991, Mr. Poe held various positions, including Vice President, Brands Director and Commercial Director with Mars, Inc. Mr. Poe currently serves on the board of directors of B&G, Foods, Inc., a manufacturer and distributor of shelf-stable food and household products across the United States, Canada and Puerto Rico and a publicly traded company listed on the New York Stock Exchange, since 1997. Mr. Poe has previously served on the boards of directors of Centerplate, Inc. and State Street Bank. Mr. Poe earned a B.S. in Electrical Engineering from Brooklyn Polytechnic and an MBA from Harvard University.
We believe Mr. Poe’s qualifications to serve on our Board include his many years of experience as a chief executive officer and senior executive officer in the packaged foods and food service industries. He has also served on the boards of directors of other public companies. In addition to bringing industry experience, Mr. Poe brings key senior management, leadership, financial and strategic planning, corporate governance and public company executive compensation experience.
Bradley L. Radoff, age 49, currently serves as a private investor. Mr. Radoff served as Principal of Fondren Management LP, a private investment management company, from 2005 to December 2021. Mr. Radoff previously served as a Portfolio Manager at Third Point LLC, a registered investment advisory firm, from 2006 to 2009. He also served as Managing Director of Lonestar Capital Management LLC, a registered investment advisory firm, from 2003 to 2004. Mr. Radoff also previously served as a director of Citadel Investment Group LLC, a global financial institution, from 2000 to 2003. Mr. Radoff has served as a director of Enzo Biochem, Inc. (NYSE: ENZ), an integrated diagnostics, clinical lab and life sciences company, since January 2022, where he also serves as Chair of the Audit Committee. Mr. Radoff has served as a director of Harte Hanks, Inc. (NASDAQ: HHS), a leading global customer experience company, since May 2021. Mr. Radoff previously served as a director of VAALCO Energy, Inc. (NYSE: EGY), a Texas-based independent energy company, from June 2020 to January 2022, Support.com, Inc. (formerly NASDAQ: SPRT), a leading provider of cloud-based software and services, from June 2016 until its merger in September 2021, and Pogo Producing Company (formerly NYSE: PPP), an oil and gas exploration, development and production company, from March 2007 until the completion of its sale to Plains Exploration & Production Company in November 2007. Mr. Radoff graduated summa cum laude with a B.S. in Economics from The Wharton School at the University of Pennsylvania.
We believe that Mr. Radoff’s financial and investment expertise, together with his public company board experience, will make him a valuable addition to the Board and a member of the Nominating and Corporate Governance Committee.
John D. Robinson, age 63, has served on our Board since 2021 and is currently an operating partner focusing on food and beverage opportunities at Sequel Holdings, a private equity firm, serving in such role since 2017. Currently, Mr. Robinson serves as Chairman of Chairmans Foods, a Sequel portfolio company. Prior to joining Sequel, from 2009 to 2015, Mr. Robinson was Managing Partner for Rutherford Wine Studios LLC, dba The Ranch Winery, a wine co-packing and processing facility in Napa Valley, CA, which was sold to E&J Gallo Winery in 2015. Prior to that, he held leadership roles at Morningstar Foods, Dean Foods Company and Robinson Dairy. Mr. Robinson received a Bachelor of Science in Business Administration from the University of Arizona.
We believe Mr. Robinson’s qualifications to serve on our Board include significant food and beverage industry and direct store delivery experience, as well as strategic planning and executive leadership development.
Waheed Zaman, age 62, has served on our Board since September 2021 and is currently the Chief Executive Officer of W&A Consulting, a consulting and advisory firm, where he advises senior executives on transformational change and consults with leaders and teams on personal success and leadership practices to ensure organizational effectiveness and strategy execution, serving as such since April 2017. He also serves as Advisor to Thematiks, a business research company. From April 2013 to March 2017, he was the Senior Vice President, Chief Corporate Strategy & Administrative Officer at the Hershey Company, a food manufacturer. Prior to that, he held leadership roles at Chiquita Brands International and Procter & Gamble. Mr. Zaman holds a bachelor’s degree with a double major in Computer Science and Policy Studies from Dartmouth College.
We believe Mr. Zaman’s qualifications to serve on our Board include his more than 35 years of global consumer products experience. He has extensive experience working with multiple Boards of Directors and has led transformational enterprise-wide change across corporate strategy, information technology, supply chain, and consumer and retail analytics.

Cooperation Agreement
On October 30, 2022, the Company entered into that certain Cooperation Agreement (the “Cooperation Agreement”) with JCP Partnership, LP, JCP Investment Partners, LP, JCP Investment Holdings, LLC, JCP Investment Management, LLC and James C. Pappas (collectively, the “JCP Parties”) and 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, 22NW GP, Inc., Aron R. English, Ryan W. Broderick, Bryson O. Hirai-Hadley and Cory J. Mitchell (collectively, the “22NW Parties” and together with the JCP Parties, the “Stockholder Parties”). Concurrently with the execution of the Cooperation Agreement, the JCP Parties irrevocably withdrew their notice of intent to nominate candidates for election to the Board at the Annual Meeting.
Pursuant to the Cooperation Agreement, the Company appointed Mr. Radoff to the Board as a director with a term expiring at the Annual Meeting and to the Nominating and Corporate Governance Committee. Additionally, the Company agreed to nominate Mr. Radoff and David A. Pace for election at the Annual Meeting. Subject to the terms and conditions of the Cooperation Agreement, the Company has further agreed to create a new special committee to review strategic alternatives and capital allocation initiatives comprised of four independent directors, two of which will be Mr. Radoff and Mr. Pace.
During the term of the Cooperation Agreement, the Stockholder Parties have agreed to a voting commitment and, subject to certain exceptions, to comply with certain customary standstill provisions. Further, pursuant to the Cooperation Agreement, the Company has agreed to provide the Stockholder Parties up to $40,000 to reimburse the Stockholder Parties for their expenses.
The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the Cooperation Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 31, 2022.
THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The compensation program for our non-employee directors is intended to fairly compensate our non-employee directors for the time and effort required of a director given the size and complexity of the Company’s operations. Portions of the compensation program utilize our stock in order to further align the interests of the directors with all other stockholders of the Company and to motivate the directors to focus on the long-term financial interest of the Company. Directors who are Company employees are not paid any additional fees for serving on the Board or for attending Board meetings.
The Company’s non-employee director compensation program is as follows:
Form of Non-Employee Director Compensation	Director Compensation Program
Annual Board Cash Retainer	$60,000
Committee Chair Cash Retainer	$10,000 for Nominating and Corporate Governance Committee and Technology Committee $15,000 for Compensation Committee $20,000 for Audit Committee
Non-Chair Committee Cash Retainer	$7,500 for Compensation Committee, Nominating and Corporate Governance Committee and Technology Committee $10,000 for Audit Committee
Chairman of the Board Cash Retainer	$50,000, with no additional fees for committee service
Meeting Fees	$2,000, only paid for Board or committee meetings in excess of seven in a fiscal year
Annual Equity Award Value	$95,000
Expense Reimbursement
Payment or reimbursement of reasonable travel expenses from outside the greater Dallas-Fort Worth area, in accordance with Company policy, incurred in connection with attendance at Board and committee meetings, as well as payment or reimbursement of amounts incurred in connection with director continuing education

Other	Ad hoc committee fees are determined from time to time by the Board, as needed.
The annual grant of restricted stock is generally made on the date on which the Company holds its annual meeting of stockholders or such other date as the Board may determine, in each case, subject to any blackout period under the Company’s insider trading policy. In fiscal 2022, the annual grant of restricted stock was made on December 15, 2021. Each non-employee director received a grant of 14,683 shares of restricted stock based on the $6.47 closing price per share of our Common Stock on December 15, 2021 (for an aggregate amount of $94,999.01), with the exception of Mr. Zaman. Mr. Zaman received a grant of 17,613 shares of restricted stock based on the $6.47 closing price per share of our Common Stock on December 15, 2021 (for an aggregate amount of $113,956.11). Mr. Zaman received a larger grant because he joined the Board on September 1, 2021 but did not receive an equity grant for his approximately 3.5 months of service prior to December 15, 2021. Such grants cliff vest on the one-year anniversary of the grant date, subject to continued service to the Company through the vesting date and the acceleration provisions of the Farmer Bros. Co. Amended and Restated 2017 Long-Term Incentive Plan (the “2017 Plan”) and the restricted stock award agreement.
Stock Ownership Guidelines
Under the Company’s stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four times their annual retainer, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.
Shares of Common Stock that count toward satisfaction of these guidelines include (to the extent applicable): (i) shares of Common Stock owned outright by the non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the non-employee director.
Director Compensation Table
The following table sets forth non-employee director compensation for fiscal 2022:
Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Allison M. Boersma	85,000	95,000	180,000
Stacy Loretz-Congdon	80,000	95,000	175,000
Charles F. Marcy	80,000	95,000	175,000
Christopher P. Mottern	110,000	95,000	205,000
Alfred Poe	83,750	95,000	178,750
John D. Robinson	46,042	95,000	141,042
Waheed Zaman	63,333	113,956	177,289
(1)
Represents the full grant date fair value of restricted stock granted to each non-employee director in fiscal 2022, computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 16 to our audited consolidated financial statements for the fiscal year ended June 30, 2022, included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2022, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions.

Mr. Radoff was appointed as a director and a member of the Nominating and Corporate Governance Committee, effective November 4, 2022, and did not receive any compensation for fiscal 2022.
Director Indemnification
Under the Company’s Certificate of Incorporation and By-Laws, the current and former directors are entitled to indemnification and advancement of expenses from the Company to the fullest extent permitted by Delaware corporate law. The Board has approved a form of Indemnification Agreement (“Indemnification Agreement”) to be entered into between the Company and its directors and officers. The Board may from time to time authorize the Company to enter into additional indemnification agreements with future directors and officers of the Company.
The Indemnification Agreements provide, among other things, that the Company will, to the extent permitted by applicable law, indemnify and hold harmless each indemnitee if, by reason of his or her corporate status as a director, officer, trustee, general partner, managing member, fiduciary, employee or agent of the Company or of any other enterprise which such person is or was serving at the request of the Company, such indemnitee was, is or is threatened to be made, a party to or a participant (as a witness or otherwise) in any threatened, pending or completed proceeding, whether formal or informal, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such proceeding. In addition, the Indemnification Agreements provide for the payment, advancement or reimbursement of expenses incurred by the indemnitee in connection with any such proceeding to the fullest extent permitted by applicable law. The Indemnification Agreements also provide that, in the event of a Potential Change in Control (as defined in the Indemnification Agreements), the Company will, upon request by the indemnitee, create a trust for the benefit of the indemnitee and fund such trust in an amount sufficient to satisfy expenses reasonably anticipated to be incurred in connection with investigating, preparing for, participating in or defending any proceedings, and any judgments, fines, penalties and amounts paid in settlement in connection with any proceedings. The Indemnification Agreements do not exclude any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled, including any rights arising under the Certificate of Incorporation or By-Laws of the Company, or the General Corporation Law of the State of Delaware. The Company is also obligated to maintain directors’ and officers’ liability insurance coverage, including tail coverage under certain circumstances.

EXECUTIVE OFFICERS
The following table sets forth the executive officers of the Company as of the date hereof. At each annual meeting of the Board, the Board formally re-appoints the executive officers, and all executive officers serve at the pleasure of the Board. No executive officer has any family relationship with any director or nominee, or any other executive officer.
Name	Age	Title	Executive Officer Since
D. Deverl Maserang II(1)	59	President and Chief Executive Officer	2019
Scott R. Drake	53	Chief Financial Officer	2020
Amber D. Jefferson	51	Chief Human Resources Officer	2021
Ruben E. Inofuentes	55	Chief Supply Chain Officer	2019
Maurice S.J. Moragne	58	Chief Sales Officer	2020
Jared Vitemb	39	Vice President, General Counsel, Chief Compliance Officer and Secretary	2022
(1)	For D. Deverl Maserang, II, please see his biography under “Directors” above.
Scott R. Drake joined the Company as Chief Financial Officer in March 2020. As Chief Financial Officer, Mr. Drake’s current responsibilities include overseeing the Finance and Accounting functions. Prior to joining the Company, Mr. Drake served as Senior Vice President of Finance and Treasurer of GameStop Corp., an omnichannel video game retailer, from July 2015 to March 2020, where he was responsible for financial planning and analysis, treasury, risk management and events/travel functions. From 2001 through 2015, Mr. Drake held various senior management positions with 7-Eleven, Inc., an international convenience store chain, most recently as their Vice President of Finance, Strategy and Communications. Prior to 2001, he held finance and accounting positions with Arthur Andersen, La Madeleine French Bakery and Café, Coca-Cola Enterprises and Coopers & Lybrand. Mr. Drake received a B.B.A. in Finance and Accounting and an M.B.A. in Corporate Finance from Texas A&M University. He is a Certified Public Accountant.
Amber D. Jefferson joined the Company as Chief Human Resources Officer in October 2021. As Chief Human Resources Officer, Ms. Jefferson’s responsibilities include overseeing the Human Resources, Risk Management and Safety functions. Prior to joining the Company, Ms. Jefferson served as Head of Human Resources KNA Sales & e-Commerce at the Kellogg Company, a global consumer packaged goods company specializing in cereal, cookies, crackers, natural organic and salty snacks production from October 2012 to October 2021, where she was responsible for leading all facets of talent strategies, organizational effectiveness, leadership & capability development, and day-to-day HR operations across the North America region. From 2012 through 2018, Ms. Jefferson held HR leadership roles across various divisions within Kellogg including their Away From Home and Walmart business. Prior to 2012, she held leadership roles with Brinker International, Sabre, Texas Health Resources, The American Lung Association and The American Red Cross. Ms. Jefferson received a Bachelor of Science degree from Texas A&M University and a Master of Science in Healthcare Administration and a Master of Business Administration from Texas Woman’s University.
Ruben E. Inofuentes joined the Company as Chief Supply Chain Officer in November 2019. As Chief Supply Officer, Mr. Inofuentes’ current responsibilities include overseeing the operations, manufacturing, logistics, procurement, coffee brewing equipment, research and development, green coffee buying, sustainability, supply and demand planning and quality functions. Prior to joining the Company, Mr. Inofuentes served as the Chief Operations Officer of JR286, Inc. (“JR286”), a sports equipment and accessories company from 2005 to 2019, where he was responsible for developing platforms to enable aggressive growth plans and market strategies. Prior to joining JR286, from 2003 to 2005, Mr. Inofuentes was the Vice President of Supply Chain Services for Advocare International, LP, a dietary supplement company. He was responsible for procurement, inventory planning, manufacturing, transportation, logistics, and information technology. Mr. Inofuentes received his undergraduate degree in Industrial Engineering from Iowa State University.
Maurice S. J. Moragne joined the Company as Chief Sales Officer in June 2020. As Chief Sales Officer, Mr. Moragne’s current responsibilities include oversight of the company’s sales and marketing organizations. Prior to joining the Company, Mr. Moragne served as Chief Executive Officer, Chief Sales Officer and Co-Founder of International Agriculture Group LLC, an ingredient technology company, from August 2015 to June 2020, where he was responsible for managing investor financing, as well as assembling sales, marketing and technical teams. From July 2011 to July 2015, Mr. Moragne served as General Manager of the Chiquita Fruit Solutions business division of Chiquita Brands International, Inc., an agriculture production company, where he directed the daily operations, including oversight of Accounting, Finance, IT, Sales, Logistics, Quality, Operations, R&D, Marketing, Innovation, and Customer Service operations. Prior to 2011, he held various management positions with Naturipe Foods, LLC, Chiquita Brands International, Inc., L’Oreal and British American Tobacco. Mr. Moragne received a B.A. in Political Science and Government from Edinboro University of Pennsylvania.
Jared Vitemb joined the Company as Vice President, General Counsel, Chief Compliance Officer and Secretary in March 2022. Mr. Vitemb’s current responsibilities include overseeing the Company’s Legal and Compliance functions. Prior to joining the Company, Mr. Vitemb held various positions with FTS International Services, Inc., an oilfield services company, from September 2017 to March 2022, where he last served as Senior Vice President, General Counsel, Chief Compliance Officer and Secretary. From March 2014 to September 2017, Mr. Vitemb worked as an in-house attorney for Dean Foods Company, a dairy processing and distribution company. Prior to 2014, he was in private practice, primarily with the law firm of Gardere Wynne Sewell LLP in Dallas, Texas. Mr. Vitemb received a B.A. in History and a J.D. from The University of Texas.

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis describes our executive compensation philosophy, objectives, and programs, the decisions made under those programs and factors considered by our Compensation Committee in fiscal 2022 with respect to the compensation of our Named Executive Officers.
Fiscal 2022 Named Executive Officers
Name	Title (as of June 30, 2022)
D. Deverl Maserang II	President and Chief Executive Officer
Scott R. Drake	Chief Financial Officer
Ruben E. Inofuentes	Chief Supply Chain Officer
Maurice S. J. Moragne	Chief Supply Chain Officer
Amber D. Jefferson	Chief Human Resources Officer
Executive Summary
Our executive compensation programs are designed to:
•	attract, retain, and motivate talented executives with competitive pay and incentives;
•	reward positive results by aligning the economic interests of our executive officers with those of our stockholders;
•
motivate executive officers to achieve our short-term and long-term goals by providing “at risk” compensation, the value of which is ultimately based on our future performance, without creating undue risk-taking behavior nor unduly emphasizing short-term performance over long-term value creation; and

•
maintain total compensation and relative amounts of base salary, annual, and long-term incentive compensation competitive with those amounts paid by peer companies to remain competitive in the market for talent.

We believe that this design appropriately focuses our executive officers on the creation of long-term value without creating undue risk-taking behavior. We continued to focus on these key design elements in addressing the impact of and our response to the COVID-19 pandemic and its related impact on our compensation programs.
Impact of and Response to COVID-19
Below we summarize key actions the Company undertook to protect our employees, stockholders, business, and customers throughout COVID-19 pandemic. Management quickly responded to the revised business landscape, purposefully managed liquidity and remained focused on our strategic projects to deliver long-term stockholder value.
In fiscal 2022, although both our DSD and Direct Ship sales channels continued to be impacted by the COVID-19 pandemic, there was significant recovery in these channels throughout the year ended June 30, 2021 (“fiscal 2021”) and fiscal 2022. Net sales in fiscal 2022 increased $71.3 million, or 18%, to $469.2 million from $397.9 million in fiscal 2021. The increase in net sales was primarily due to the continued recovery from the impact of the COVID-19 pandemic on both our DSD and Direct Ship sales channels, along with price increases and delivery surcharges implemented during fiscal 2022.
During fiscal 2022, we delivered higher gross margins compared to the prior year primarily due to the pandemic’s impact on sales volume, which had a larger impact on our higher margin customers in fiscal 2021. Overall, gross margins increased by 3.8%, from 25.4% in fiscal 2021 to 29.2% in fiscal 2022 due in part to the continued recovery from the COVID-19 pandemic. A decline in our unfavorable production variances and inventory scrap write-downs due to the closure of our aged Houston, Texas plant during fiscal 2021 also contributed to such increase. These improvements were partially offset by higher freight costs due to global supply chain challenges. The price increases and delivery surcharges implemented across our DSD network beginning in the three months ended December 31, 2021 helped mitigate the impact of higher supply chain and product costs.
Our capital expenditures for fiscal 2022 were $15.2 million, as compared to $15.1 million in fiscal 2021, an increase of $0.1 million. This was driven by lower expansionary capital spend of $5.8 million in fiscal 2022 compared to fiscal 2021, offset by a $5.8 million increase in maintenance capital spend in fiscal 2022. Also included in the $15.2 million of capital expenditures in fiscal 2022 was $1.6 million for expansion projects and $10.1 million of coffee brewing equipment spend to execute several key strategic initiatives pertaining to fiscal 2022. The expansionary capital spending reductions were driven by several key initiatives put in place, including a focus on refurbished coffee brewing equipment to drive cost savings, and reductions across some capital categories due to additional cost controls put in place during the COVID-19 pandemic.
What we did for our employees
We implemented the following measures to assist our employees:
•	Implemented Company health guidelines that included social distancing, shift spacing, protective equipment, temperature monitoring and a remote work option for employees able to do so;
•	Provided up to 10 additional days of sick time at no cost for certain employees in locations with a confirmed COVID-19 case or who were quarantined due to COVID-19 related symptoms/exposure;
•	Provided COVID-19 testing for team members on our health plan at no charge;
•	Extended company-paid medical benefits for employees enrolled in benefit plans who had been placed on furlough due to the COVID-19 outbreak;
•	Reinforced access for team members to telehealth options available through our health plans; and
•
Reinforced availability of our existing Employee Assistance Program (EAP) that is available to all employees and their families at no cost. The EAP provides helpful tools for managing anxiety and fears for employees and their children.

What we did for our Stockholders
•	We engaged stockholders in direct conversations regarding our pandemic actions and corresponding changes to our compensation program;
•
Our Board was regularly informed about all major aspects of our business and remains actively engaged with management. Our Board and the Compensation Committee met and continue to meet more frequently (relative to prior years) to understand the unique challenges we are encountering; and

•	Invested in and reallocated capital in a focused approach, allowing team members to continue to deliver on projects to optimize our manufacturing and distribution network during challenging times.
What we did for our Business
Recognizing that maintaining ample liquidity is key to withstanding the pandemic and emerging in a position of strength, we prudently managed cash, including:
•
Amended our prior credit facility in April 2021 and subsequently entered into a new $127.5 million, four-year financing arrangement, providing a lower overall cost of borrowing and reducing or eliminating several negative covenants in its prior credit facility;

•
Amended our credit facility a second time in August 2022, providing a further reduction in the overall cost of borrowing and repayment of our term loan agreement, which resulted in the removal of several negative covenants that existed in the term loan agreement.

•	Drove cost-reduction and cash preservation strategies to weather the impact of the pandemic;
•	Remained disciplined in capital allocation priorities, including deferring capital expenditures, as appropriate;
•	Focused on key initiatives that would drive our business transformation; and
•	Renegotiated unprofitable contracts to meet evolving business needs.

Compensation Policies and Practices—Good Governance
Consistent with our commitment to strong corporate governance, in fiscal 2022, our Board followed the compensation policies and practices described below to drive performance and serve our stockholders’ long-term interests:
What We Do
•	Our Compensation Committee is composed solely of independent directors, and regularly meets in executive session without members of management present.
•	Our Compensation Committee retains an independent compensation consultant to provide it with advice on matters related to executive compensation.
•	Our Compensation Committee regularly reviews and assesses the potential risks of our compensation policies and practices.
•	The structure of our executive compensation program includes a mix of cash and equity-based compensation, with an emphasis on performance-based compensation.
•
The competitiveness of our executive compensation program is assessed by comparison to the compensation programs of peer group companies that are similar to us in terms of industry, annual revenue, and/or other business characteristics.

•
Our claw-back policy requires the recoupment of certain incentive compensation from our executive officers in the event of a material restatement of the Company’s financial results due to fraud or misconduct.

•	We maintain meaningful stock ownership guidelines for directors and executive officers that promote a long-term stockholder perspective.
What We Do Not Do
•	We do not provide for excise tax gross-ups in connection with severance or other payments or benefits arising in connection with a change in control.
•	We do not provide for “single trigger” change in control payments or benefits.
•	We do not provide guaranteed base salary increases or guaranteed bonuses.
•	We do not provide supplemental pension benefits to our Named Executive Officers.
•	We do not provide excessive perquisites.
•	We do not permit (absent stockholder approval in the case of repricing/exchanging), and have not engaged in, the practice of backdating or re-pricing/exchanging stock options.
We do not allow directors or executive officers to hedge or short sell Company stock.
•	We do not allow directors or executive officers to pledge shares as collateral for a loan or in a margin account.
2022 Stockholder Outreach
Every year, the Company provides stockholders with the opportunity for an annual vote to approve its executive compensation program on an advisory basis. At our 2021 Annual Meeting, approximately 47% of our stockholders supported our advisory vote on executive compensation. Following this vote, we conducted an extensive engagement campaign with our stockholders. For additional information, see “Corporate Governance Cycle and 2022 Outreach” in this Proxy Statement.
We reached out to investors representing approximately 47% of our common shares outstanding, as of our 2021 Annual Meeting, with invitations to discuss our officer compensation program and provide direct feedback to members of our Compensation Committee. We held discussions with investors representing approximately 15% of our common shares outstanding as of our 2021 Annual Meeting. Below are key learnings from these direct discussions with investors. The Compensation Committee will continue to engage directly with stockholders on a periodic basis on officer compensation matters.

Key Themes from Stockholder Engagement
Stockholders that accepted invitations to discuss compensation matters with members of our Compensation Committee were generally supportive of the Farmer Bros. officer compensation programs. Discussions tended to focus on the following categories:
Compensation Amounts: Stockholders did not express concern about the amount of compensation paid to the officers, nor did they express concern about any misalignment between pay and performance.
Mix of Compensation: Stockholders generally expressed a preference that the officer team have a uniform mix of long-term incentives.
Benchmarking Peer Group: Stockholders were supportive of the set of companies selected by the Compensation Committee to benchmark officer compensation. Certain stockholders expressed a view that peer companies should be similar in size and industry to Farmer Bros.
Incentives Plan Metrics: Stockholders were generally supportive of using EBITDA as the featured annual incentive plan metric, and understood the unique approach to goal-setting given the Company’s challenging situation. Several suggested that the Compensation Committee consider return on capital, revenue growth, cash flow, working capital and measuring performance on a per-share basis going forward. Several stockholders expressed a desire for TSR to have a greater weighting for future PBRSU awards.
Incentive Plan Design: Shareholders generally understood and supported the unique annual and long-term incentive design adopted by the Committee as a response to the challenging operating environment caused by the COVID-19 pandemic, as described in our prior year proxy disclosure. Shareholders did express a preference for measuring PBRSU performance over a full three-year period.
Compensation Committee Response to Stockholder Feedback
The Compensation Committee is thankful to the stockholders that accepted invitations to engage and provide feedback on the Company’s officer compensation programs. The Compensation Committee has, and will continue, to discuss the specific feedback and perspective provided by stockholders and intends to consider such feedback for future compensation decisions. The Compensation Committee took immediate action for certain features for the year ended June 30, 2023 (“fiscal 2023”) officer compensation as a direct response to stockholder feedback:
•
The Compensation Committee removed several companies from the compensation peer group that were relatively larger than the Company in terms of revenue, and added several that are closer in revenues to the Company. These changes are described in greater detail the section below titled “Benchmarking and Peer Group Companies.”

•
For fiscal 2023 PBRSU awards, the TSR modifier has been changed to have greater influence on the award outcome. For fiscal 2023 awards, TSR goals have been set based on the Company’s absolute cumulative TSR over a full three-year period (fiscal 2023 through 2025). The Company’s absolute TSR over this three year period can modify amounts earned by adjusted EBITDA performance by a factor of 0.80x to 1.5x (an increase from the 1.2x factor from prior awards). Adjusted EBITDA will be measured over three one-year measurement periods and generate a payout factor at the end of the three years based on the average achievement over the three years. This payout factor will then be subject to modification based on the Company’s absolute cumulative three-year as follows:

Absolute 3-year Cumulative TSR	Modification Factor
≤ 25.0%	0.8x
-25.0% to +24.9%	1.0x
+25.0% to +49.9%	1.20x
+50.0% to +99.9%	1.33x
≥ 100%	1.50x

The purpose of the absolute TSR modifier above is to incentivize achievement of superior shareholder returns over a three-year period.
•
In addition to placing greater weighting on TSR, shareholders generally expressed a preference that all officers have the same mix of long-term incentive award vehicles with at least 50% of the awards granted in PBRSUs. As such, 50% of LTI granted to officers for the fiscal 2023 was granted in PBRSUs (an increase from 40% from prior year for NEOs other than our CEO which has been awarded 50% of LTI in PBRSUs in prior years).

Additional details about the fiscal 2023 long-term incentive awards will be reported in the Company’s proxy statement for fiscal 2023.
Oversight of the Executive Compensation Program
Compensation Committee
Under its charter, the Compensation Committee has the duty, among other things, to assess the overall executive compensation structure of the Company, including the compensation for our President and Chief Executive Officer and each of our other Named Executive Officers. In exercising this authority, the Compensation Committee determines the forms and amount of executive compensation appropriate to achieve the Compensation Committee’s strategic objectives, including base salary, bonus, incentive or performance-based compensation, equity awards and other benefits.
Compensation Consultant
The Compensation Committee has the authority to retain the services of outside consultants to assist it in performing its responsibilities. In fiscal 2022, the Compensation Committee engaged Meridian Compensation Partners, LLC, an independent compensation consultant (“Meridian”) to provide advisory and consulting services relating to the Company’s executive officer and director compensation programs, consultation regarding short-term and long-term incentive plan design, consultation regarding CEO pay ratio disclosure, and consultation regarding corporate governance practices and general Compensation Committee matters and processes. In fiscal 2022, the Compensation Committee also engaged Meridian to help determine the compensation of our President and Chief Executive Officer, as well as our other Named Executive Officers.
Meridian provided no other services to the Company or its affiliates during fiscal 2022 other than as described above. The Compensation Committee has determined that Meridian is “independent” according to the criteria required by the SEC in Rule 10C-1 of the Exchange Act.
Management’s Role in Establishing Compensation
The compensation of the Named Executive Officers is determined by the Compensation Committee, taking into account the input and recommendations of our President and Chief Executive Officer regarding compensation for those executive officers, and taking into account the input of the Nominating and Corporate Governance Committee and Chairman regarding performance of our President and Chief Executive Officer. The Compensation Committee has sole authority for all final compensation determinations regarding our President and Chief Executive Officer. In fiscal 2022, our President and Chief Executive Officer, Chief Human Resources Officer and General Counsel routinely attended the meetings of the Compensation Committee to provide input, as requested by the Compensation Committee and, in the case of the General Counsel, to act as secretary for the meeting; however, no executive officer has any role in approving his or her own compensation, and neither our President and Chief Executive Officer nor any other Named Executive Officer is present during the portion of the meeting at which the Compensation Committee considers their compensation. The Compensation Committee regularly meets in executive session, without members of the management team present, when discussing and approving executive compensation.
Benchmarking and Peer Group Companies
The Compensation Committee compares the pay levels and programs for the Company’s executive officers to compensation information from a relevant peer group as well as information from published survey sources. The Compensation Committee uses this comparative data as a reference point in its review and determination of executive compensation but also considers competitive compensation practices and other relevant factors based on the members’ collective experience in setting pay. Accordingly, the Compensation Committee does not generally establish compensation at specific benchmark percentiles.

When setting compensation, the Compensation Committee considers other factors in addition to market data, including:
•	individual performance;
•	impact on long-term stockholder value creation;
•	impact on development and execution of Company strategy;
•	experience and tenure in role;
•	retention;
•	trends and competitive factors impacting the labor market;
•	internal alignment;
•	the impact of the COVID-19 pandemic on the business and management’s actions to respond to the uncertain market in fiscal 2022; and
•	scope of responsibility.
The Compensation Committee, with the assistance of Meridian, developed and approved the following peer group for purposes of benchmarking the compensation levels of our Named Executive Officers relative to our peers and informing fiscal 2022 pay levels for our Named Executive Officers:
B&G Food, Inc.	The Boston Beer Company, Inc.
Seneca Food Corporation	Cal-Maine Foods, Inc.
Lancaster Colony Corporation	Medifast, Inc.
Hostess Brands, Inc.	The Chef’s Warehouse, Inc.
Calavo Growers, Inc.	Utz Brands, Inc.
J & J Snack Foods Corp.	The Simply Good Foods Company
John B. Sanfilippo & Son, Inc.	SunOpta, Inc.
Beyond Meat, Inc.	MGP Ingredients, Inc.
Freshpet, Inc.	New Age Beverage Corporation
Bridgford Foods Corporation
The Compensation Committee evaluates our peer group annually and makes adjustments to this peer group when appropriate to reflect changes in relative size or operations of the Company or its peers, or to address changes resulting from mergers, acquisitions or other structural changes. The Compensation Committee found this peer group to be appropriate because it represented a meaningful sample of comparable companies in terms of, as applicable, industry, annual revenue, and other business characteristics. In 2022, for fiscal 2023 compensation, the Compensation Committee has decided to remove B&G Foods, Inc., The Chefs’ Warehouse, Inc., The Boston Beer Company, Inc., Lancaster Colony Corporation, Medifast, Inc., Cal-Maine Foods, Inc., and Seneca Foods Corporation from the peer group, and to add Whole Earth Brands, Inc., The Duckhorn Portfolio, Inc., and Vital Farms, Inc. The changes to the peer group were made to include companies with similar business lines and revenues more comparable to those of the Company.
Fiscal 2022 Named Executive Officer Compensation Mix
In fiscal 2022, the Compensation Committee’s compensation decisions with respect to our Named Executive Officers once again reflected strong alignment between pay and performance. We believe that our fiscal 2022 compensation programs were therefore also strongly aligned with the long-term interests of our stockholders.

The following charts illustrate, with respect to our President and Chief Executive Officer and our other Named Executive Officers as a group, the base salary, target short-term cash incentive compensation, and target long-term equity incentive compensation as a percentage of target total direct compensation for fiscal 2022. As shown below, a significant portion of Named Executive Officer target direct compensation is “at risk” variable compensation rather than fixed compensation, reflecting our philosophy of aligning Named Executive Officer compensation with performance generally and stockholder value creation specifically.

Key Elements of Fiscal 2022 Executive Compensation Program
Below are the key elements of the Company’s fiscal 2022 executive compensation program applicable to our Named Executive Officers.
What We Pay	Why and How We Pay It
Base Salary
• Base salary comprises fixed cash compensation that is designed to provide a reasonable level of Company-wide and individual performance.
• Base salaries are reviewed annually and adjusted when appropriate (increases are neither fixed nor guaranteed).
• Competitive base salaries are a key component of attracting and retaining executive talent.

Short-Term Cash Incentives
• Annual cash incentives constitute variable “at risk” compensation, payable in cash based on Company-wide and individual performance. These awards are designed to reward achievement of annual financial objectives as well as near-term strategic objectives that create momentum that is expected to foster the long-term success of the Company’s business.
• Company-wide metrics and targets are derived from, and intended to promote, our near-term business strategy.
• Individual targets are consistent with our focus on both quantitative and qualitative priorities and thereby reward both attainment of objective metrics and individual contributions.

Long-Term Incentives
• Stock options, Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units (“PBRSUs”) subject to both performance- and time-based vesting conditions are designed to create direct alignment with stockholder objectives, provide a focus on long-term value creation, retain critical talent over extended timeframes and enable key employees to share in value creation.
• Performance-based award metrics and targets align with long-term business strategy as well as stock price appreciation creating shareholder value.

What We Pay	Why and How We Pay It
Severance Benefits
• Severance benefits provide income and health insurance protection to our Named Executive Officers in connection with certain involuntary terminations of employment. These severance benefits are designed to enable the Named Executive Officers to focus on the best interests of the Company and its stockholders, including in circumstances that may jeopardize the individual’s job security.
• Enhanced severance benefits are available if the termination of employment occurs in connection with a change in control to ensure continued focus on the best alternatives for the Company and its stockholders, free from distractions caused by personal uncertainties associated with the heightened risk to job security that arises for senior executives in the transactional context.
• Severance benefits are also key to attracting and retaining key talent.

Retirement and Welfare Benefits
• A standard complement of retirement, health, welfare and insurance benefits, offered to our Named Executive Officers on terms generally similar to those available to other employees, provides important protections and stability for our Named Executive Officers and their families that help enable our Named Executive Officers to remain focused on their work responsibilities.
• These are generally low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Perquisites
• We provide limited perquisites as well as relocation assistance, each intended to facilitate the operation of the Company’s business and to assist the Company in recruiting and retaining key executives.
• These are also low-cost benefits with a higher perceived value that are intended to help keep our overall compensation package competitive.

Base Salary
Consistent with the established executive compensation philosophy and objectives described above, and utilizing the peer comparisons provided by Meridian, the Compensation Committee approved fiscal 2022 annual base salaries for the Named Executive Officers as shown in the table below.
Named Executive Officers:	Fiscal 2022 Annual Base Salary(1)	Fiscal 2021 Annual Base Salary(1)	Annual Base Salary Percentage Change
D. Deverl Maserang II	$680,000	$660,000	3.0%
Scott R. Drake	$450,000	$375,000	20.0%
Ruben E. Inofuentes	$350,000	$340,000	3.0%
Maurice S. J. Moragne	$355,000	$340,000	4.4%
Amber D. Jefferson	$320,000	N/A	N/A
(1)	Annual base salary as of the end of the applicable fiscal year.
Short-Term Cash Incentives for Fiscal 2022
Fiscal 2022 awards were designed to place a significant portion of each Named Executive Officer’s annual cash compensation “at risk” and were designed to align the near-term focus of our Named Executive Officers with our business goals for the relevant period. Due to the impact of COVID-19 on the predictability of our business, the Company’s 2022 short-term incentive plan focused on achieving a minimum performance threshold for Company-wide financial results.
For the fiscal 2022 Short-Term Cash Incentive Program, the Compensation Committee used adjusted EBITDA as the relevant performance metric and set a minimum threshold for achievement (described below) which, if achieved, the Compensation Committee believed would reflect a meaningful level of Company profitability and would be aligned with our strategic plan to deliver long-term value to our stockholders. Generating EBITDA is critically important during this unprecedented time in the Company’s history which is why adjusted EBITDA was the primary performance metric for the fiscal 2022 annual cash incentive program and an important factor in the fiscal 2022 PBRSU awards. The Company must remain in compliance with bank covenants, and as such, the Compensation Committee believes it is important to incentivize management to drive adjusted EBITDA in excess of what is required by the bank. However, this challenging time makes goal-setting difficult while ensuring that any payouts generated from EBITDA achievement are affordable and does not put the Company in a compromising cash situation. For this reason, the Committee determined that any payouts above threshold adjusted EBITDA achievement levels would be discretionary. Notwithstanding the foregoing, the Compensation Committee determined that no Short-Term Incentive payments would be made to the extent that doing so would reduce the Company’s adjusted EBITDA below the minimum level required by the Company’s then-existing bank covenants. The Committee will revisit this design for future years and expects to return to a more conventional program in future years when business conditions stabilize.
For this purpose, “adjusted EBITDA” was defined as net (loss) income excluding the impact of: (i) income taxes; (ii) interest expense; (iii) income from short-term investments; (iv) depreciation and amortization expense; (v) ESOP and share-based compensation expense; (vi) non-cash impairment losses; non-cash pension withdrawal expense; (viii) other similar non-cash expenses; (ix) restructuring and other transition expenses; (x) non-recurring stockholder-related expenses; (xi) acquisition costs (and related revenues only during the same fiscal year); (xii) capital issuance expenses; (xiii) out of period external legal expenses; (xiv) business segment disposition expenses (and exclusion of related gain on sales); (xv) net gain or loss on sale of assets other than M&A or business segment disposition; and (xvi) non-recurring and/or extraordinary expenses.
In fiscal 2022, our Named Executive Officers were eligible to earn annual cash incentive awards under the Short-Term Cash Incentive Program of 50% of the applicable Named Executive Officer’s target annual bonus for threshold performance. Any performance in excess of the threshold would be considered in determining the overall payout at the discretion of the Compensation Committee. Annual cash incentives are capped at a maximum payout opportunity of 200% of target.
As a result of achieving above the threshold level on adjusted EBITDA, the Compensation Committee determined that the plan should pay out at 80% of each executive’s target annual bonus, subject to adjustment for individual performance. In determining to pay the bonus at this level, the Compensation Committee considered management’s leadership of key initiatives within the Company’s optimization strategy that were completed during the fiscal year, including the continued improvement in the Company’s financial performance despite unforeseen lingering impacts of the COVID-19 pandemic, supply chain bottlenecks and the significant increase in the cost of raw coffee. The Compensation Committee also considered the continued uncertainty presented by the COVID-19 pandemic, the inflationary environment, and the need for liquidity to execute the Company’s strategic initiatives in evaluating whether to payout in excess of target given the adjusted EBITDA performance. The Compensation Committee believes that it was important to reward executives for the completion of these key initiatives and to keep those executives motivated because the achievement of these milestones is essential to the Company’s plans to deliver long-term value to stockholders.
The following table shows such achievement compared to Company-wide performance threshold for fiscal 2022.
Metric	AEBITDA Target	Threshold Goal (80% of Target Performance)	Actual Achievement	Actual Achievement Compared to Target Performance	Payout for Fiscal 2022 Company-wide Performance
Adjusted EBITDA	$20.3M	$17.9M	$19.1M	93.9%	85.0%
The following table shows such target achievement compared to actual earned short-term cash incentive for fiscal 2022.
Named Executive Officers:	Fiscal 2022 Target Short Term Cash Incentive	Fiscal 2022 Target Short Term Earned Cash Incentive
D. Deverl Maserang II	$680,000	$598,400
Scott R. Drake	$337,500	$297,000
Ruben E. Inofuentes	$210,000	$159,600
Maurice S. J. Moragne	$213,000	$170,400
Amber D. Jefferson	$192,000	$168,960

Long-Term Incentive Compensation
Awards
The fiscal 2022 long-term incentives were designed to be competitive with market and directly align our incentives with our long-term business priorities and compensation outcomes to Company performance. The Compensation Committee believes that the fiscal 2021 long-term incentive program facilitates strong pay for performance alignment in that the RSUs only appreciate in value to the extent that the stock price appreciates, and the PBRSUs only vest to the extent that the performance goals are achieved, placing the emphasis on stock price and stockholder alignment on internal Company performance and business strategy. The Compensation Committee also believes that long-term incentives serve as a retention tool for key executives, which is particularly important in this competitive market for talent.
Our practice historically has been to grant annual normal-cycle long-term incentive awards generally in the second quarter of the fiscal year, with interim grants for new hires and promotions after the annual grant date being made on the first day of the calendar month following the hire or promotion, as applicable. Our grants have historically taken the form of 50% PBRSUs vesting over a three-year performance period and 50% in stock options. However, in an attempt to conserve our authorized shares under our equity plan, the Compensation Committee started utilizing RSUs instead of stock options.
Fiscal 2022 Awards
Restricted Stock Units
In fiscal 2022, the RSUs granted to our Named Executive Officers under the 2017 Plan vest ratably over three years, with one-third of the total number of shares subject to each such RSUs vesting on each of the first three anniversaries of the grant date, contingent on continued employment. The RSU grants made to Ms. Jefferson, however, cliff vest after three years and were made under the 2020 Inducement Plan.
Performance-Based Restricted Stock Units
In fiscal 2022, the PBRSUs granted to our Named Executive Officers under the 2017 Plan cliff vest at the end of the three-year performance period based upon achievement of adjusted EBITDA (as defined above for purposes of fiscal 2022 cash incentive) performance goals for the performance period July 1, 2021 through June 30, 2024. During this unprecedented period of uncertainty and challenging operating environment for Farmer Bros., generating EBITDA is critically important to our success, including our ability to meet financing covenants, create shareholder value and afford incentive compensation to attract and retain key talent in a highly competitive labor market. As such, adjusted EBITDA is the featured performance metric for both our short- and long-term incentive plans. The Compensation Committee continuously evaluates alternative incentive plan performance metrics and expects that the use of the same metric in both short- and long-term plans is only a temporary practice until the Company returns to a more stable operating environment and can return to a more diversified suite of metrics across short- and long-term incentives. For the fiscal 2022 awards, adjusted EBITDA targets for each year of the performance period are set independently at the beginning of the year due to the rapidly changing realities of our business during the pandemic. This preserves the incentive of pay-for-performance by making the targets challenging but achievable based on the business environment for the applicable performance year.
Performance against adjusted EBITDA targets for each year will determine a payout factor for that year which can range from 0% to 130% of target. At the end of the 3-year performance period, the average payout factor for each of the three one-year adjusted EBITDA measurement periods will be calculated. This three-year average payout factor for adjusted EBITDA performance is then subject to modification based on Farmer Bros. three-year TSR (the “three-year TSR modifier”) which is applied to the preliminary payout factor determined by the EBITDA target to determine a final payout factor between 0% and 150% of target for the full 3-year measurement period for PBRSUs. No PBRSUs can be earned or paid prior to the conclusion of the full three-year measurement period when the final full three-year achievement is determined.
Our performance goals for adjusted EBITDA are based on business forecasts, our ability to recover from the COVID-19 pandemic and relevant expectations reflecting our strategic plans and aspirations to grow our business. The Compensation Committee has historically established aggressive, yet achievable performance goals intended to motivate the Company’s executive officers to achieve internal goals and results that will benefit the Company’s stockholders, while maintaining strong alignment between pay and performance. With the limited number of shares available for issuance under the 2017 Plan, this annual as opposed to three-year target setting preserves the incentive of equity awards. Actual achievement of the three-year performance goals for the PBRSU awards granted in fiscal 2022 will be reflected in our proxy statement that reports the payouts at the end of the three-year performance period.
For additional information regarding changes to our PBRSU grant practices for fiscal 2023, please see “Compensation Committee Response to Shareholder Feedback” above.
Employment and Change in Control Severance Agreements
The Company has entered into an employment agreement with our President and Chief Executive Officer, Deverl Maserang (“Employment Agreement”), as well as a Change in Control Severance Agreement with each of the Named Executive Officers. A detailed description of the severance benefits each Named Executive Officer is due to receive based on their Employment Agreement and/or Change in Control Severance Agreement is set forth below under the heading “Named Executive Officer Compensation-Potential Payments Upon Termination or Change in Control.”
These agreements were entered into, and continue in effect, to achieve the following objectives: (a) assure the Named Executive Officers’ full attention and dedication to the Company, free from distractions caused by personal uncertainties and risks related to a pending or threatened change in control; (b) assure the Named Executive Officers’ objectivity with respect to stockholders’ interests in a change in control scenario; (c) assure the fair treatment of the Named Executive Officer in case of involuntary termination following a change in control or in connection with a threatened change in control; and (d) attract and retain key talent during uncertain times. The agreements are structured so that payments and benefits are provided only if there is both a change in control or threatened change in control and a qualifying termination of employment (“double trigger”), either by us (other than for “Cause,” “Disability” or death), or by the Named Executive Officer in connection with a “Resignation for Good Reason” (as each is defined in the change in control severance agreements).
Retirement and Welfare Benefits
The Named Executive Officers receive the same welfare benefits as those received by our employees generally, including medical, dental, life, disability and accident insurance.
The Named Executive Officers are eligible on the same basis as our employees generally to participate in the Company’s 401(k) plan. The value of the Named Executive Officers’ 401(k) balances depends solely on the performance of investment alternatives selected by the applicable Named Executive Officer from among the alternatives offered to all participants. All investment options in the 401(k) are market-based, meaning there are no “above-market” or guaranteed rates of return. In the beginning of the year ended June 30, 2021 (“fiscal 2020”), the Company offered a discretionary match of the employees’ annual contributions under the 401(k) equal to 50% of an employee’s annual contribution, up to 6% of the employee’s eligible income. As a result of the COVID-19 crisis and the corresponding impact on our business, the match was suspended effective April 1, 2020 and was reinstated effective with the July 9, 2021 paycheck for each eligible employee.
Today, the Company offers two different types of contributions: (1) a “non-elective” contribution that does not require the team member to contribute and is equal to 4% of eligible earnings; and (2) a Company match of 100% of the first 3% of eligible earnings that eligible employees contribute. The Company match is currently made in Company stock to help the Company manage its cash position as it emerges from the impacts of COVID-19. Through our shareholder outreach program, we learned that many of our shareholders are concerned about dilution. So, effective January 1, 2023, we will eliminate the 4% non-elective contribution and change the Company match to 100% of the first 3% each eligible employee contributes plus 50% on the next 2% they contribute. This model will allow the Company to take advantage of the “safe harbor” provisions of the regulations applicable to its 401(k) and remain competitive in a challenging labor market, while reducing the dilutive effects of the match.
Perquisites
We believe that offering certain limited perquisites facilitates the operation of our business, allows our Named Executive Officers to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. We also believe that the perquisites offered to our Named Executive Officers are generally consistent with practices among companies in our peer group.
It is the Company’s and the Compensation Committee’s intention to continually assess business needs and evolving practices to ensure that perquisite offerings are competitive and reasonable.

Compensation Policies and Practices
Stock Ownership Guidelines
The Board has adopted Stock Ownership Guidelines to further align the interests of the Company’s executive officers with the interests of the Company’s stockholders. Under the stock ownership guidelines, an executive officer is not permitted to sell any shares of Common Stock received as a result of grants under the Company’s long-term incentive plans unless the executive officer achieves and maintains the applicable threshold share ownership level set forth in the table below. Further, under the stock ownership guidelines, a non-employee director is expected to own and hold during his or her service as a Board member a number of shares of Common Stock with a value of at least four times his or her annual cash retainer for service on the Board, and is not permitted to sell any shares of Common Stock received as grants under the Company’s long-term incentive plans unless and until the non-employee director achieves and maintains this threshold share ownership level.
Shares of Common Stock that count toward satisfaction of these guidelines include: (i) shares of Common Stock owned outright by the executive officer or non-employee director and his or her immediate family members who share the same household, whether held individually or jointly; (ii) restricted stock or restricted stock units (whether or not the restrictions have lapsed); (iii) shares of Common Stock held in trust for the benefit of the executive officer or non-employee director or his or her family; and (iv) shares of Common Stock issuable under vested options held by the executive officer or non-employee director.
Position	Value of Shares Owned
Chief Executive Officer	3x base salary
Other Executive Officers	1x base salary
Non-Employee Directors	4x Annual Cash Retainer
Insider Trading Policy (Including Anti-Hedging and Anti-Pledging Policies)
Our insider trading policy prohibits all employees, officers, directors, consultants and other associates of the Company and certain of their family members from, among other things, purchasing or selling any type of security, whether the issuer of that security is the Company or any other company, while aware of material, non-public information relating to the issuer of the security or from providing such material, non-public information to any person who may trade while aware of such information. The insider trading policy also prohibits employees from engaging in short sales with respect to our securities, purchasing or pledging Company stock on margin and entering into derivative or similar transactions (i.e., puts, calls, options, forward contracts, collars, swaps or exchange agreements) with respect to our securities. We also have procedures that require trades by certain insiders, including our directors and executive officers, to be pre-cleared by appropriate Company personnel. Additionally, such insiders are generally prohibited from conducting transactions involving the purchase or sale of the Company’s securities from 12:01 a.m. New York City time on the fourteenth calendar day before the end of each of the Company’s four fiscal quarters (including fiscal year end) through 11:59 p.m. New York City time on the business day following the date of the public release containing the Company’s quarterly (including annual) results of operations.
Clawback Policy on Executive Compensation in Restatement Situations
In the event of a material restatement of the financial results of the Company, the Board, or the appropriate committee thereof, will review all bonuses and other incentive and equity compensation awarded to the Company’s executive officers on the basis of having met or exceeded performance targets for performance periods that occurred during the restatement period. If such bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board, or the appropriate committee thereof, may, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of the Company all or a portion of such bonuses and incentive and equity compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board, or the appropriate committee thereof.
Accounting Standards
Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 requires us to recognize an expense for the fair value of share-based compensation awards. Grants of stock options, restricted stock and PBRSUs under the Company’s long-term incentive plans are accounted for under FASB ASC Topic 718. The

Compensation Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our long-term incentive program. As accounting standards change, the Company may revise certain programs to appropriately align accounting expenses of our share-based compensation awards with our overall executive compensation philosophy and objectives.
Summary Compensation Table
The following table sets forth summary information concerning compensation awarded to, earned by, or paid to each of our Named Executive Officers for all services rendered in all capacities to the Company and its subsidiaries in the last three fiscal years. For a complete understanding of the table, please read the footnotes and narrative disclosures that follow the table.
A	B	C	D	E	F	G	H	I
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
D. Deverl Maserang II(1) President and Chief Executive Officer	2022	676,154	—	2,006,755	—	598,400	20,900	3,292,209
	2021	615,574	—	1,899,995	—	660,000	11,114	3,186,683
	2020	487,385	—	499,990	999,997	—	13,200	2,000,572
Scott R. Drake(2) Chief Financial Officer	2022	397,500	—	712,160	—	297,000	19,119	1,425,779
	2021	349,758	—	344,989	—	281,250	14,226	990,223
	2020	80,769	—	—	199,999	—	—	280,768
Ruben E. Inofuentes(3) Chief Supply Chain Officer	2022	348,077	—	245,266	—	159,600	20,675	773,618
	2021	317,114	—	359,992	—	204,000	11,248	892,354
	2020	192,231	—	125,000	124,999	—	96,368	538,598
Maurice S. J. Moragne(4) Chief Sales Officer	2022	352,115	—	267,567	—	170,400	20,606	810,688
	2021	340,000	—	289,986	74,998	204,000	10,994	844,980
Amber D. Jefferson(5) Chief Human Resources Officer	2022	221,538	—	249,996	—	168,960	10,359	650,853
	—	—	—	—	—	—	—	—
(1)	Mr. Maserang joined as our President and Chief Executive Officer effective September 13, 2019.
(2)	Mr. Drake joined as our Chief Financial Officer effective March 23, 2020.
(3)	Mr. Inofuentes joined as our Chief Supply Chain Officer effective November 15, 2019.
(4)	Mr. Moragne joined as our Chief Sales Officer effective June 8, 2020.
(5)	Ms. Jefferson joined as our Chief Human Resources Officer effective October 11, 2021.
Salary (Column C)
The amounts reported in column C represent base salaries earned by each of the Named Executive Officers for the fiscal year indicated, prorated based on applicable start dates during the fiscal year or the dates of resignation or termination. The amounts shown include amounts contributed by the employee to the Company’s 401(k) and reflects the reduction in base salary from April 1, 2020 through March 15, 2021 as a result of the unprecedented impact of the COVID-19 pandemic on the food and beverage industry and our business, as described above.
Bonus (Column D)
This column reflects that no cash-based bonus payments outside of an incentive plan were made during the fiscal years set forth. All non-equity incentive plan compensation for services performed during the fiscal year by the Named Executive Officers under the 2017 Plan is shown in column G.
Stock Awards (Column E)
The amounts in column E for fiscal 2020 represent the aggregate grant date fair value of the PBRSU award received by each of Mr. Maserang and Mr. Inofuentes in connection with the commencement of their respective employment in fiscal 2020. The amounts in column E for fiscal 2021 include the aggregate grant date fair value of the annual PBRSU awards received by each of Messrs. Maserang, Drake, Inofuentes, and Moragne and the annual RSU awards received by each of Messrs. Maserang, Drake, Inofuentes and Moragne. The amounts in column E for fiscal 2022 include the aggregate grant date fair value of the annual PBRSU awards received by each of Messrs. Maserang, Drake, Inofuentes, and Moragne and the annual RSU awards received by each of Messrs. Maserang, Drake, Inofuentes and Moragne and Ms. Jefferson. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 13 to our audited consolidated financial statements for the fiscal year ended June 30, 2022 included in our 2022 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any forfeitures relating to service-based (time-based) vesting conditions.
For annual PBRSU awards in each of fiscal 2022, fiscal 2021 and fiscal 2020, we have reported the fair value of the award based upon the probable satisfaction of the performance conditions as of the grant date. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2020 would have been $999,981 for Mr. Maserang and $250,000 for Mr. Inofuentes. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2021 would have been $1,709,998 for Mr. Maserang, $155,246 for Mr. Drake, $161,998 for Mr. Inofuentes, and $96,744 for Mr. Moragne. The maximum aggregate grant date fair value that would have been received if the highest level of performance was achieved in fiscal 2022 would have been $1,505,077 for Mr. Maserang, $187,297 for Mr. Drake, $147,166 for Mr. Inofuentes, and $160,540 for Mr. Moragne. These amounts do not reflect the Company’s expense for accounting purposes for these awards, and do not represent the actual value that may be realized by the Named Executive Officers. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Amendment.
Option Awards (Column F)
The amounts reported in column F represent the aggregate grant date fair value of stock option awards computed in accordance with FASB ASC Topic 718. The stock option awards granted in fiscal 2020 reflects an award received by Messrs. Maserang, Inofuentes and Drake in connection with commencement of their respective employment. The stock option awards granted in fiscal 2021 reflects awards received by Mr. Moragne in connection with commencement of his employment. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 13 to our audited consolidated financial statements for the fiscal year ended June 30, 2022 included in our 2022 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. For further information on these awards, see the Grants of Plan-Based Awards Table and Outstanding Equity Awards at Fiscal Year-End Table in this Amendment.
Non-Equity Incentive Plan Compensation (Column G)
The amounts reported in column G represent the aggregate dollar value of the annual incentives earned by the Named Executive Officers under the 2017 Plan for fiscal 2022 and 2021 under the short-term incentive plan for the relevant fiscal year. In accordance with SEC rules, the actual annual incentive amounts earned by the Named Executive Officers are reflected in the Summary Compensation Table in the fiscal year earned, even though these annual incentive amounts are paid in the subsequent fiscal year.
As a result of the Company’s failure to achieve threshold levels of performance in fiscal 2021, no payouts are reported for any of the Named Executive Officers during that period.

All Other Compensation (Column H)
The amounts reported in column H include the following:
All Other Compensation(1)		Company Contributions to 401(k)(2)($)	Relocation Expense ($)	Relocation Tax Gross-Up ($)
D. Deverl Maserang II	2022	20,900	—	—
	2021	11,114	—	—
	2020	13,200	—	—
Scott R. Drake	2022	19,119	—	—
	2021	14,226	—	—
	2020	—	—	—
Ruben E. Inofuentes	2022	20,675	—	—
	2021	11,248	—	—
	2020	7,637	70,550	18,181
Maurice S.J. Moragne	2022	20,606	—	—
	2021	10,994	—	—
Amber D. Jefferson	2022	10,359	—	—
(1)
Except as set forth in the table, the total value of all perquisites and other personal benefits received by each of our Named Executive Officers did not exceed $10,000 in fiscal 2022 and has been excluded from the table.

(2)
Represents the Company’s contribution under the 401(k) including the Company matching contribution and the Qualified Non-elective Contribution (QNEC). Company contributions (and any earnings thereon) are 100% vested. The QNEC contributions are given in Company Common Stock.

Total Compensation (Column I)
The amounts reported in column I are the sum of columns C through H for each of the Named Executive Officers.

Fiscal 2022 Grants of Plan-Based Awards
The following table sets forth, for each of our Named Executive Officers, the plan-based awards granted to each of our Named Executive Officers during fiscal 2022.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)(3)	Target ($)(3)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)
D. Deverl Maserang II	9/13/2021	—	—	—	—	—	—	112,612	—	—	1,003,373
	9/13/2021	—	—	—	0	112,613	202,703	—	—	—	1,003,382
Scott R. Drake	9/13/2021	—	—	—	—	—	—	21,021	—	—	187,297
	9/13/2021	—	—	—	0	14,014	25,255	—	—	—	124,865
	5/09/2022	—	—	—	—	—	—	73,529	—	—	399,998
Ruben E. Inofuentes	9/13/2021	—	—	—	—	—	—	16,516	—	—	147,158
	9/13/2021	—	—	—	0	11,011	19,820	—	—	—	98,108
Maurice S.J. Moragne	9/13/2021	—	—	—	—	—	—	18,018	—	—	160,540
	9/13/2021	—	—	—	0	12,012	21,622		—	—	107,027
Amber D. Jefferson	11/1/21	—	—	—	—	—	—	—	32,851	—	—
(1)
Represents PBRSU awards granted to our Named Executive Officers in fiscal 2022 which cliff vest based upon achievement of adjusted EBITDA performance goals and TSR for the performance period of July 1, 2021 through June 30, 2024. Each year, performance targets for adjusted EBITDA will be established, performance in each of those years will create a bank of shares between 0% to 130% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of the performance goals. At the end of the three-year performance period a TSR modifier is applied which can increase or decrease the cumulative number of shares earned based on adjusted EBITDA by as much as 15%. All shares, including banked shares will be forfeited if the executive voluntarily leaves the Company prior to the end of the performance period.

(2)
Reflects the grant date fair value of restricted stock and PBRSU awards computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating the amounts in this column may be found in Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2022, included in our 2022 Form 10-K, except that, as required by applicable SEC rules, we did not reduce the amounts in this column for any risk of forfeiture relating to service-based (time-based) vesting conditions. The amount reported for PBRSU awards is based upon the probable satisfaction of the performance conditions as of the grant date.

(3)
Represents annual cash incentive opportunities under the Short-Term Cash Incentive Program based on the Company’s achievement of certain metrics, as determined by the Compensation Committee. Our Named Executive Officers received a cash payout at Target under the Short-Term Cash Incentive Program in fiscal 2022, based on the Compensation Committee’s discretion once threshold performance was achieved. Annual cash incentive awards earned by our Named Executive Officers for performance in respect of a fiscal year are paid during the subsequent fiscal year. Such earned awards are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth summary information regarding the outstanding equity awards at June 30, 2022 granted to each of our Named Executive Officers.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
D. Deverl Maserang II	147,650	76,063	—	13.13	9/13/2026	—	—	—	—
	—	—	—	—	—	—	—	231,707	1,086,706
	—	—	—	—	—	—	—	112,613	528,155
	—	—	—	—	—	105,030	492,591	—	—
	—	—	—	—	—	112,612	528,150	—	—
Scott R. Drake	58,406	30,089		6.72	4/01/2027	—	—	—	—
	—	—	—	—	—	—	—	21,036	98,659
	—	—	—	—	—	—	—	14,014	65,726
	—	—	—	—	—	19,071	89,443
	—	—	—	—	—	13,341	62,569	—	—
	—	—	—	—	—	21,021	98,589	—	—
	—	—	—	—	—	73,529	344,851	—	—
Ruben E. Inofuentes	17,973	9,260		14.92	11/15/2026	—	—	—	—
	—	—	—	—	—	—	—	8,378	39,293
	—	—	—	—	—	—	—	21,951	102,950
	—	—	—	—	—	—	—	11,011	51,642
	—	—	—	—	—	19,900	93,331	—	—
	—	—	—	—	—	13,921	65,289	—	—
	—	—	—	—	—	16,516	77,460	—	—
Maurice S.J. Moragne	9,821	19,940		7.23	7/01/2027	—	—	—	—
	—	—	—	—	—	—	—	13,109	61,481
	—	—	—	—	—	—	—	12,012	56,336
	—	—	—	—	—	10,373	48,649	—	—
	—	—	—	—	—	11,855	55,741	—	—
	—	—	—	—	—	8,314	38,993	—	—
	—	—	—	—	—	18,018	84,504	—	—
Amber D. Jefferson	—	—	—	—	—	32,851	154,071	—	—
(1)
Stock options vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(2)
Restricted stock units vest in equal ratable installments on each of the first three anniversaries of the date of grant, contingent on continued employment through the applicable vesting date, and subject to accelerated vesting in certain circumstances.

(3)
The market value was calculated by multiplying the closing price of our Common Stock on June 30, 2022 ($4.69) by the number of shares of Common Stock underlying the unvested restricted stock or PBRSUs.

(4)
PBRSU awards cliff vest following the expiration of the three-year performance period upon the certification by the Compensation Committee of the Company’s achievement of performance goals for the three-year performance, subject to certain continued employment conditions and subject to the acceleration provisions of the 2017 Plan and restricted stock unit award agreement. At the end of the three-year performance period, the number of PBRSUs that actually vest will be 0% to 200% of the target amount, depending on the extent to which the Company meets or exceeds the achievement of those performance goals measured over the full three-year performance period, with payouts for performance between threshold and target, and between target and maximum determined by reference to a matrix established by the Compensation Committee. The target number of PBRSUs is presented in the table.

Option Exercises and Stock Vested
None of our Named Executive Officers exercised options nor did any of their stock awards vest during fiscal year ended June 30, 2022.
Pension Benefits
None of our Named Executive Officers are entitled to payments or other benefits at, following, or in connection with retirement.
Change in Control and Termination Arrangements
Change in Control Agreements
The Company has entered into change in control severance agreement (“Severance Agreement”) with each of the Named Executive Officers. The Severance Agreements provide certain severance benefits in the event of a termination of employment in connection with a Change in Control (as defined below).
Under each of the Severance Agreements, a “Change in Control” generally will be deemed to have occurred at any of the following times: (i) upon the acquisition by any person, entity or group of beneficial ownership of 50% or more of either the then outstanding Common Stock or the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; (ii) at the time individuals who were members of the Board at the effective time of the Severance Agreement (or whose election, or nomination for election, was approved by a vote of at least a majority of the members of the Board at the effective time of the Severance Agreement, but excluding any such individual whose initial election or assumption of office occurs as a result of either an actual or threatened election contest) (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; or (iii) the approval of the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation, or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or any similar corporate transaction (other than any transaction with respect to which persons who were the stockholders of the Company immediately prior to such transaction continue to hold shares of Common Stock representing at least 50% of the outstanding Common Stock of the Company or such surviving entity or parent or affiliate thereof immediately after such transaction). Further, a “Threatened Change in Control” generally will be deemed to have occurred upon the first day that any bona fide pending tender offer for any class of the Company’s outstanding shares of Common Stock, any pending bona fide offer to acquire the Company by merger or consolidation, or any other pending action or plan to effect, or which would lead to, a Change in Control, as determined by the Incumbent Board, becomes manifest, and will continue in effect when such action is abandoned or a Change in Control occurs.
In the event of a Named Executive Officer’s termination of employment other than for “Cause” or due to death or “Disability”, or in the event of a Named Executive Officer’s “Resignation for Good Reason” (each, as defined in the Severance Agreements), in each case, in connection with a Change in Control or Threatened Change in Control, each of the Named Executive Officers will be entitled to the payments and benefits shown in the tables below.
Each Severance Agreement provides that while the relevant Named Executive Officer is receiving compensation and benefits thereunder, that Named Executive Officer will not in any manner attempt to induce or assist others to attempt to induce any officer, employee, customer or client of the Company to terminate its association with the Company, nor do anything directly or indirectly to interfere with the relationship between the Company and any such persons or concerns. In the event such Named Executive Officer breaches this provision, all compensation and benefits under the Severance Agreement will immediately cease.
Employment Agreements
Under Mr. Maserang’s Employment Agreement, he is eligible for severance payments in the event of termination without Cause or for resignation with Good Reason (each, as defined in Mr. Maserang’s Employment Agreement) that are not in conjunction with a Change in Control. In the aforementioned events, he would receive the following severance payments:
•	the sum of his base salary and target annual bonus payable over twelve months,
•	partially Company-paid COBRA coverage under the Company’s health plan for a period of 12 months

•	a pro rata bonus, if earned for the year of termination and
•	if such termination occurs after the end of the fiscal year but before any bonus for the fiscal year is paid, then the payment of any such earned bonus.
The potential amount of these payments are reflected in the table below.
Potential Payments Upon Termination or Change in Control
The following tables describe potential payments and benefits upon termination (including resignation, severance, retirement or a constructive termination) or a change in control to which the Named Executive Officers would be entitled. The actual amount of payments and benefits can only be determined at the time of such a termination or change in control and therefore the actual amounts may vary from the estimated amounts in the tables below. Descriptions of how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements, as well as other material assumptions that we have made in calculating the estimated compensation, follow these tables.
The estimated amount of compensation payable to each Named Executive Officer in each situation is listed in the tables below and, with respect to each Named Executive Officer, assumes that the termination and/or change in control of the Company occurred on June 30, 2022.
	Change in Control and Involuntarily Terminated or Resignation for Good Reason Within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
D. Deverl Maserang II
Base Salary Continuation	1,360,000	1,360,000	680,000
Annual Incentive Payments	680,000	680,000	680,000
Value of Accelerated Stock Options		0	0
Value of Accelerated Restricted Stock	1,020,741	1,020,741	1,020,741
Value of Accelerated PBRSUs	1,614,861	1,614,861	1,614,861
Health and Dental Insurance	34,014	34,014	17,007
Outplacement Services	25,000	25,000	25,000.00
Total Pre-Tax Benefit	2,099,014	2,099,014	4,037,609

Scott R. Drake
Base Salary Continuation	900,000	900,000	0
Annual Incentive Payments	337,500	337,500	0
Value of Accelerated Stock Options	0	0	0
Value of Accelerated Restricted Stock	595,452	595,452	0
Value of Accelerated PBRSUs	164,385	164,385	0
Health and Dental Insurance	34,014	34,014	0
Outplacement Services	25,000	25,000	0
Total Pre-Tax Benefit	1,312,966	1,312,966	0

Ruben E. Inofuentes
Base Salary Continuation	700,000	700,000	0
Annual Incentive Payments	210,000	210,000	0
Value of Accelerated Stock Options	0	0	0
Value of Accelerated Restricted Stock	236,080	236,080	0
Value of Accelerated PBRSUs	193,885	193,885	0
Health and Dental Insurance	49,972	49,972	0
Outplacement Services	25,000	25,000	0
Total Pre-Tax Benefit	984,972	984,972	0

	Change in Control and Involuntarily Terminated or Resignation for Good Reason Within 24 Months of Change in Control	Threatened Change in Control and Involuntarily Terminated or Resignation for Good Reason	Termination Without Cause or Resignation With Good Reason
Maurice S.J. Moragne
Base Salary Continuation	710,000	710,000	0
Annual Incentive Payments	213,000	213,000	0
Value of Accelerated Stock Options	0	0	0
Value of Accelerated Restricted Stock	227,887	227,887	0
Value of Accelerated PBRSUs	117,817	117,817	0
Health and Dental Insurance	34,486	34,486	0
Outplacement Services	25,000	25,000	0
Total Pre-Tax Benefit	984,486	984,486	0

Amber D. Jefferson
Base Salary Continuation	640,000	640,000	0
Annual Incentive Payments	192,000	192,000	0
Value of Accelerated Stock Options	0	0	0
Value of Accelerated Restricted Stock	154,071	154,071	0
Value of Accelerated PBRSUs	0	0	0
Health and Dental Insurance	17,332	17,332	0
Outplacement Services	25,000	25,000	0
Total Pre-Tax Benefit	874,332	874,332	0
Base Salary Continuation
Severance Agreements
Under each Severance Agreement, if (i) a Change in Control occurs and a Named Executive Officer’s employment is terminated within the two years following the occurrence of the Change in Control by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s Resignation for Good Reason, or (ii) a Threatened Change in Control occurs and the executive officer’s employment is terminated during the “Threatened Change in Control Period” (as defined in the Severance Agreement) by the Company other than for Cause, Disability or death, or is terminated due to the Named Executive Officer’s Resignation for Good Reason (each, a “Change in Control Qualifying Termination”), such Named Executive Officer will be entitled to base salary continuation for a period of 12-month or 24-months depending upon the terms of their individual agreement, with such payment to be made in installments in accordance with the Company’s standard payroll practices over such period.
Bonus and Annual Incentive Payments
Severance Agreements
Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the Named Executive Officer will receive a lump sum payment equal to 100% of the executive officer’s target annual cash bonus for the fiscal year in which the date of termination occurs (or, if no target annual cash bonus has been assigned as of the date of termination, the average annual cash bonus paid to such Named Executive Officer for the last three completed fiscal years or for the number of completed fiscal years such person has been in the employ of the Company if fewer than three).

Value of Accelerated Vesting of Stock Options and Restricted Stock
Under the terms of the Named Executive Officers’ outstanding awards, in the event of death or “Disability” (as defined in the applicable plan):
•	100% of any unvested stock options will vest;
•	a pro rata portion of any unvested restricted stock will vest; and
•
outstanding PBRSU awards will remain outstanding and the participant will be eligible to earn a pro-rata portion of the number of PBRSU awards that would have been earned based on actual performance through the end of the performance period (amounts shown in the tables above assume 100% of the target PBRSU awards were earned at the end of the performance period).

Under the applicable award agreement, if a Change in Control (as defined in the applicable plan) occurs and a participant’s awards are not continued, converted, assumed or replaced by the Company or a parent or subsidiary of the Company, or a Successor Entity (as defined in the applicable plan), such awards will become fully exercisable and/or payable, and all forfeiture, repurchase and other restrictions on such awards will lapse immediately prior to such Change in Control. In the case of PBRSU awards, the vested shares will be a prorated number of the target PBRSU awards. The amounts in the tables above assume all awards were continued, converted, assumed, or replaced in connection with a Change in Control.
If there is a Change in Control and the Named Executive Officer’s employment is terminated by the Company without Cause or by the participant for Good Reason, in either case, within twenty-four months following the Change in Control:
•	100% of any unvested stock options will vest;
•	100% of any unvested restricted stock or restricted stock units will vest; and
•	the target number of PBRSU awards will be deemed to have immediately vested as of the date of termination of service.
The value of accelerated awards shown in the tables above was calculated using the closing price of our Common Stock on June 30, 2022 ($4.69). The value of accelerated stock options is based on the difference between the exercise price and such closing price for all accelerated stock options that were in-the-money as of such date.
Under the applicable plan, the Plan Administrator also has discretionary authority regarding accelerated vesting of awards in certain circumstances. The amounts in the tables above assume such discretionary authority was not exercised.
Health and Dental Insurance
Severance Agreements
Under each Severance Agreement, if a Change in Control Qualifying Termination occurs, the health, dental, and life insurance benefits coverage provided to the Named Executive Officer at his or her date of termination will be continued by the Company during the 12-month or 24-month period following the Named Executive Officer’s date of termination, based on the terms of their individual agreement unless he or she commences employment prior to the end of the relevant period and qualifies for substantially equivalent insurance benefits with his or her new employer, in which case such insurance coverage will end on the date of qualification. The Company will generally provide for such insurance coverage at its expense at the same level and in the same manner as in effect at the applicable date of termination. Any additional coverage the Named Executive Officer had at the time of termination, including dependent coverage, will also be continued for such period on the same terms, to the extent permitted by the applicable policies or contracts. If the terms of any benefit plan do not permit such continued coverage, the Company will arrange for other coverage at its expense providing substantially similar benefits. Estimated payments shown in the tables above represent the current net annual cost to the Company of the Named Executive Officer’s participation in the Company’s health and/or dental insurance program offered to all non-union employees.
Company Benefit Plans
The tables and discussion above do not reflect the value of accrued and unused paid days off, disability benefits under the Company’s group health plan, the value of retiree medical, vision and dental insurance benefits, and group life insurance, if any, that would be paid and/or provided to each Named Executive Officer following termination of employment, because, in each case, these benefits are generally available to all regular Company employees similarly situated in age, years of service and date of hire and do not discriminate in favor of the Named Executive Officers.
Outplacement Services
Under each of the 12-month or 24-month Severance Agreements, if a Change in Control Qualifying Termination occurs, the Company will provide the Named Executive Officer with outplacement services at the expense of the Company, in an amount of $15,000 or $25,000, respectively.
CEO to Median Employee Pay Ratio
In accordance with applicable SEC rules, we are providing the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees, excluding our CEO. For fiscal 2022, as calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, the annual total compensation of our CEO was $3,292,209 as disclosed in the “Summary Compensation Table”, the median of the annual total compensation of our employees other than the CEO was $44,452, and the ratio of our CEO’s annual total compensation to the median of the annual total compensation of our other employees was 74 to 1.
We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. We determined our median employee based on total direct compensation paid to all of our employees (consisting of approximately 1,068 individuals active as of June 30, 2022) for the fiscal year ended June 30, 2022. Total direct compensation was calculated using internal human resources records and included base salary (wages earned based on our payroll records), cash incentive awards earned for the period, and the annual grant date fair value of long-term incentive awards during fiscal 2022.
Because the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of the Company’s voting securities as of November 4, 2022 by (i) each of our current directors and director nominees, (ii) each of our executive officers required to be listed pursuant to Item 402 of Regulation S-K, (iii) all of our current directors and executive officers as a group, and (iv) each person, or group of affiliated persons, known to us to be the beneficial owner of more than five percent (5%) of our outstanding Common Stock, based on 19,544,682 shares of Common Stock outstanding as of November 4, 2022.
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are not deemed to be outstanding for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.
Except as otherwise indicated in these footnotes, each of the individuals or entities listed below has, to our knowledge, sole voting and investment power with respect to the shares of Common Stock. Unless otherwise indicated below, the address for each natural person listed below is c/o Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Non-Employee Directors and Nominees:
Allison M. Boersma(2)	45,913	*
Stacy Loretz-Congdon(2)	45,641	*
Charles F. Marcy(3)	58,283	*
Christopher P. Mottern(4)	103,379	*
David A. Pace(5)	0	0%
Alfred Poe(2)	33,764	*
Bradley L. Radoff(6)	325,000	1.7%
John Robinson(2)	14,683	*
Waheed Zaman(7)	17,613	*
Named Executive Officers:
D. Deverl Maserang II(8)	280,475	1.4%
Scott R. Drake(9)	192,844	1.0%
Ruben E. Inofuentes(10)	102,156	*
Maurice S.J. Moragne(11)	83,675	*
Amber D. Jefferson(12)	54,062	*
All directors and executive officers as a group (14 individuals)(13)	1,357,488	6.9%
Greater than 5% Stockholders:
Mario J. Gabelli, GAMCO Investors, Inc. and Affiliated Parties(14)	1,523,457	7.9%
Kennedy Capital Management, Inc.(15)	1,030,211	5.3%
James C. Pappas, Aron R. English, Bradley L. Radoff and Affiliated Parties(16)	3,285,073	17.0%
Farmer Bros. Co. 401(k) Plan(17)	2,164,319	11.1%
*	Less than 1%
(1)
Percent of class is calculated based on 19,544,682 outstanding shares of Common Stock, plus securities deemed outstanding pursuant to Rule 13d-3(d)(1) under the Exchange Act, as of November 4, 2022 and may differ from the percent of class reported in statements of beneficial ownership filed with the SEC.

(2)	Includes 14,683 unvested shares of restricted stock which will vest in December 2022.
(3)	Includes 14,683 unvested shares of restricted stock which will vest in December 2022, 2,000 shares held in a SEP IRA and 5,000 shares held in a revocable trust.
(4)	Includes 14,683 unvested shares of restricted stock which will vest in December 2022 and 20,000 shares held by the Mottern Family Trust.

(5)
Based solely on a Form 3 filed on October 13, 2022, according to which David A. Pace (i) may be deemed to be a member of a Section 13(d) group that collectively beneficially owns more than 10% of the Company’s outstanding Common Stock and (ii) disclaims beneficial ownership of the securities of the Company owned directly by other members of the Section 13(d) group.

(6)
Based solely on an a Form 4 filed on October 7, 2022, according to which Bradley L. Radoff may be deemed to beneficially own 325,000 of Common Stock. 200,000 of these share are directly owned by Mr. Radoff and 125,000 of these shares are deemed to beneficially owned by Mr. Radoff pursuant to his role as director of The Radoff Family Foundation. The principal address of Bradley L. Radoff and The Radoff Family Foundation is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.

(7)	Includes 17,613 unvested shares of restricted stock which will vest in December 2022.
(8)
Includes 117,187 shares of restricted stock, one-third of which will vest in November 2023, an additional one-third will vest in November 2024 and the remaining one-third will vest in November 2025, and 6,098 shares of Common Stock beneficially owned by Mr. Maserang through the Company’s 401(k), rounded to the nearest whole share.

(9)
Includes 35,156 shares of restricted stock, one-third of which will vest in November 2023, an additional one-third will vest in November 2024 and the remaining one-third will vest in November 2025, and 7,348 shares of Common Stock beneficially owned by Mr. Drake through the Company’s 401(k), rounded to the nearest whole share.

(10)
Includes 21,484 shares of restricted stock, one-third of which will vest in November 2023, an additional one-third will vest in November 2024 and the remaining one-third will vest in November 2025, and 6,123 shares of Common Stock beneficially owned by Mr. Inofuentes through the 401(k), rounded to the nearest whole share.

(11)
Includes 23,437 shares of restricted stock, one-third of which will vest in November 2023, an additional one-third will vest in November 2024 and the remaining one-third will vest in November 2025, and 6,804 shares of Common Stock beneficially owned by Mr. Moragne through the 401(k), rounded to the nearest whole share.

(12)
Includes 17,578 shares of restricted stock, one-third of which will vest in November 2023, an additional one-third will vest in November 2024 and the remaining one-third will vest in November 2025, and 3,633 shares of Common Stock beneficially owned by Ms. Jefferson through the 401(k), rounded to the nearest whole share.

(13)
Includes 214,842 shares of restricted stock, one-third of which will vest in November 2023, an additional one-third will vest in November 2024 and the remaining one-third will vest in November 2025, and 12,221 shares of Common Stock beneficially owned through the 401(k), rounded to the nearest whole share.

(14)
Based solely on an amendment to Schedule 13D filed March 31, 2022, according to which (i) Mario J. Gabelli may be deemed to beneficially own 1,523,457 of these shares, (ii) Gabelli Funds, LLC may be deemed to beneficially own 297,167 of these shares, (iii) GAMCO Asset Management, Inc. may be deemed to beneficially own 767,000 of these shares, (iv) Teton Advisors, Inc. may be deemed to beneficially own 459,000 of these shares, (v) and GAMCO Investors, Inc. may be deemed to beneficially own 290 of these shares. The principal address of each of the aforementioned parties is One Corporate Center, Rye, New York 10580.

(15)	Based solely on a Schedule 13G filed on February 14, 2022. The principal address of Kennedy Capital Management, Inc. is 10829 Olive Blvd., St. Louis, Missouri 63141.
(16)
Based solely on (1) a Schedule 13D filed October 7, 2022, according to which (i) Aron R. English may be deemed to beneficially own 1,964,536 of these shares, (ii) 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, and 22NW GP, Inc. may each be deemed to beneficially own 1,955,526 of these shares, (iii) Cory J. Mitchell may be deemed to beneficially own 1,300 of these shares, (iv) Bryson O. Hirai-Hadley may be deemed to beneficially own 1,261 of these shares, and (v) Ryan W. Broderick may be deemed to beneficially own 150 of these shares, and (2) an amendment to Schedule 13D filed on October 3, 2022, according to which (i) James C. Pappas and JCP Investment Management, LLC may each be deemed to beneficially own 992,826 of these shares, (ii) JCP Investment Partnership, LP, JCP Investment Partners, LP and JCP Investment Holdings, LLC may each be deemed to beneficially own 671,955 of these shares, (iii) Bradley L. Radoff may be deemed to beneficially own 275,000 of these shares (which is included in Mr. Radoff’s ownership reported above, provided, however, this does not include the additional 50,000 shares included in Mr. Radoff’s ownership reported above and as disclosed on Form 4 filed on October 7, 2022), and (iv) The Radoff Family Foundation may be deemed to beneficially own 75,000 of these shares (which is included in Mr. Radoff’s ownership reported above, provided, however, this does not include the additional 50,000 shares included in Mr. Radoff’s ownership reported above and as disclosed on Form 4 filed on October 7, 2022). The principal address of each of Aron R. English, 22NW Fund, LP, 22NW, LP, 22NW Fund GP, LLC, 22NW GP, Inc., Cory J. Mitchell, Bryson O. Hirai-Hadley, and Ryan W. Broderick is 1455 NW Leary Way, Suite 400, Seattle, Washington 98107. The principal address of James C. Pappas, JCP Investment Management, LLC, JCP Investment Partnership, LP, JCP Investment Partners, LP, and JCP Investment Holdings, LLC is 1177 West Loop South, Suite 1320, Houston, Texas 77027. The principal address of Bradley L. Radoff and The Radoff Family Foundation is 2727 Kirby Drive, Unit 29L, Houston, Texas 77098.

(17)
This information is based on the Company’s records and includes 2,164,319 shares of Common Stock that are held in the 401(k) and allocated to a participant’s account (“allocated shares”) as of November 4, 2022, and includes the 12,221 shares of Common Stock beneficially owned by the executive officers described above. The 401(k) Trustee votes allocated shares as directed by such participant or beneficiary of the 401(k). The present member of the Administrative Committee of the Farmer Bros. Co. Qualified Employee Retirement Plans (the “Management Administrative Committee”), which administers the 401(k), is Ms. Jefferson. Each member of the Management Administrative Committee disclaims beneficial ownership of the securities held by the 401(k) except for those, if any, that have been allocated to the member as a participant in the 401(k). The principal address of the 401(k) is c/o Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262.

PROPOSAL NO. 2
ADOPTION OF THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
General
At the 2019 annual meeting of stockholders, stockholders approved a proposal to amend and restate the Company’s Certificate of Incorporation. The amended and restated Certificate of Incorporation was subsequently amended and corrected pursuant to Certificates of Amendment filed on March 20, 2020, and December 15, 2021 and a Certificate of Correction filed on March 4, 2022 (collectively, the “Existing Certificate”). The Existing Certificate provides for the phased-in declassification of the Board. The full declassification of the Board will be complete as of the election of the directors at the Annual Meeting, with all members of the Board being elected annually thereafter. Accordingly, we are asking stockholders to approve that certain Second Amended and Restated Certificate of Incorporation in the form attached hereto as Appendix A (the “A&R Certificate”) that would amend and restate the Existing Certificate to, among other things, make clarifying changes to reflect that the phased-in declassification of the Board is complete, deleting provisions stating that directors may be removed only for cause, and removing references to the Company’s Series A Preferred Stock. On November 9, 2022, the Board approved and declared the A&R Certificate advisable, desirable and in the best interests of the Company and its stockholders, directed that the A&R Certificate be submitted to stockholders for adoption at the Annual Meeting and recommended that the stockholders of the Company adopt the A&R Certificate.
A&R Certificate
In particular, among other changes, the A&R Certificate amends Sections (c), (d) and (e) of Article FIFTH of the Existing Certificate to remove and revise provisions relevant to a phased-in declassification that are no longer necessary because the declassification of the Board will be complete as of the Annual Meeting.
The A&R Certificate also amends Section (e) of Article FIFTH of the Existing Certificate to amend the provisions of the Existing Certificate stating that directors may be removed only for cause. The Existing Certificate currently allows for the removal of a director only for cause and upon an affirmative vote of stockholders holding at least a majority of the voting power of the then-outstanding shares of capital stock entitled to vote generally in the election of directors. Under Delaware law, in the absence of a classified board or cumulative voting, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority in voting power of the shares entitled to vote at an election of directors, except that with respect to any directors elected by the holders of any class or series, such directors may be removed without cause by the affirmative vote of the holders of a majority in voting power of the shares of that class or series entitled to vote thereon. Accordingly, in order to ensure compliance with Delaware law, the proposal to adopt the A&R Certificate to remove the provisions regarding the phased-in declassification of our Board also includes changes to the Existing Certificate to provide that directors may be removed in accordance with the provisions of the DGCL summarized in the preceding sentence.
In addition, effective August 25, 2022, the holder of the Company’s Series A Preferred Stock converted 12,964 shares of Series A Preferred Stock into 399,208 shares of the Company’s Common Stock at a conversion price of $38.32, in accordance with the terms of Appendix A to the Existing Certificate, which sets forth the terms of the Series A Preferred Stock. The shares of Series A Preferred Stock were originally issued to Boyd Coffee Company (now known as BCC Newco, Inc.) (“BCC”), on October 2, 2017, pursuant to that certain Asset Purchase Agreement, dated as of August 18, 2017 (the “Purchase Agreement”), by and among the Company, Boyd Assets Co., a Delaware corporation and wholly owned subsidiary of the Company, BCC and each of the parties set forth on Exhibit A thereto. 1,736 shares of Series A Preferred Stock originally issued to BCC in accordance with the terms of the Purchase Agreement were previously reacquired and cancelled by the Company. The shares of Series A Preferred Stock converted represented all of the issued and outstanding shares of Series A Preferred Stock. The A&R Certificate, therefore, amends Section (d) of Article FOURTH to remove references to the Series A Preferred Stock and also eliminates Appendix A attached thereto setting forth the terms of the Series A Preferred Stock.
The description of the A&R Certificate in this proposal is a summary and is qualified by the full text of the A&R Certificate, which is attached to this Proxy Statement as Annex A and is incorporated into this proposal by reference and also reflects, for your reference, the amendments to the Existing Certificate to be effected thereby, with deletions indicated by strikeouts and additions indicated by underlining. If this proposal is approved, the A&R Certificate will become effective upon filing with the Secretary of State of the State of Delaware (or such later effective time set forth therein), which is expected to occur promptly following the stockholder vote at the Annual Meeting; provided, that the Board reserves the right to abandon the A&R Certificate and not to file the A&R Certificate even if this proposal is approved by the stockholders. If our stockholders do not approve this proposal, our Existing Certificate will not be amended as set forth above.
Conforming Amendments to Bylaws
In connection with the A&R Certificate, the Board intends to approve conforming amendments to our Amended and Restated Bylaws, which will become effective following the effectiveness of the A&R Certificate without further action by the stockholders; provided, however, that the amendments to the Bylaws will be conditioned upon stockholder adoption of the proposed A&R Certificate.
Required Vote for Approval and Recommendation of the Board
You may vote “FOR” or “AGAINST” this proposal or you may abstain from voting on this proposal. Assuming the presence of a quorum, the affirmative vote of the holders of a majority in voting power of our outstanding shares of Common Stock entitled to vote on the proposal is required to approve this proposal. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ADOPTION OF THE A&R CERTIFICATE.

PROPOSAL NO. 3
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board has selected Grant Thornton LLP (“Grant Thornton”) as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending June 30, 2023 and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. Grant Thornton has served as the Company’s independent registered public accounting firm since December 2021. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm is not required by the By-Laws or otherwise. However, the Board is submitting the selection of Grant Thornton to stockholders for ratification because the Company believes it is a matter of good corporate governance practice. If the Company’s stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Grant Thornton but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interest and that of our stockholders.
Vote Required
The affirmative vote of a majority of the shares of Common Stock present in person (virtually) or represented by proxy at the Annual Meeting and entitled to vote thereat is required to ratify the selection of Grant Thornton. Abstentions will have the same effect as votes “against” the ratification. Because brokers have discretionary authority to vote on the ratification, we do not expect any broker non-votes in connection with the ratification.
THE BOARD RECOMMENDS A VOTE “FOR”
RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 4
ADVISORY VOTE TO APPROVE THE COMPENSATION PAID
TO OUR NAMED EXECUTIVE OFFICERS
As required by Section 14A(a)(1) of the Exchange Act, which was added under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking your vote, on an advisory (non-binding) basis, on the compensation paid to our Named Executive Officers as described in the Compensation Discussion and Analysis and the compensation tables and accompanying narrative disclosure. Under its charter, pursuant to the powers delegated by the Board, the Compensation Committee has the sole authority to determine and approve compensation for our Named Executive Officers. Consistent with our compensation philosophy and objectives, our executive compensation program for our Named Executive Officers has been designed to align the interest of our Named Executive Officers with those of our stockholders, and to reward our leadership for, and incentivize them towards, increasing stockholder value.
We urge our stockholders to review the Compensation Discussion and Analysis section of this
Proxy Statement and the related executive compensation tables for more information.
Vote Required
The approval of the advisory (non-binding) vote to approve the compensation paid to our Named Executive Officers requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote thereat. Abstentions and broker non-votes will have the same effect as votes “against” the proposal.
The say-on-pay vote is advisory, and therefore, not binding on the Board or the Compensation Committee. While the vote is non-binding, the Board and the Compensation Committee value the opinions that stockholders express in their votes and in any additional dialogue and will consider the outcome of the vote and those opinions when making future compensation decisions.
We currently conduct annual advisory votes on executive compensation. Unless the Board modifies this policy, the next advisory vote on executive compensation will be held at our 2023 Annual Meeting.
Recommendation
The Board believes that the information provided above and within the Compensation Discussion and Analysis section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately, has taken into account the opinions expressed by our stockholders, and aligns our executives’ interests with our stockholders’ interests to support long-term value creation.
The following resolution will be submitted for a stockholder vote at the Annual Meeting:
“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Securities and Exchange Commission rules in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure, in this Proxy Statement.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE ADVISORY (NON-BINDING) RESOLUTION TO APPROVE THE
COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Review and Approval of Related Person Transactions
Under the Company’s written Policies and Procedures for the Review, Approval or Ratification of Related Person Transactions, a related person transaction may be consummated or may continue only if the Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy applies to: (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director, nominee for director or executive officer of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and (iii) any immediate family member, as defined in the policy, of, or sharing a household with, any of the foregoing persons. For purposes of the policy, a related person transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships, specifically including indebtedness and guarantees of indebtedness and transactions involving employment, consulting or similar arrangements, between the Company and any of the foregoing persons since the beginning of the Company’s last fiscal year, or any currently proposed transaction in which the Company was or is to be a participant or a party, in which the amount involved exceeds $120,000, and in which any of the foregoing persons had or will have a direct or indirect material interest.
The Company will maintain a related person master list to assist in identifying related person transactions, which will be distributed by the Company’s General Counsel to the Company’s executive officers; the function or department managers responsible for purchasing goods or services for the Company and its subsidiaries; the director of accounts payable and the director of accounts receivable for the Company and its subsidiaries; and any other persons whom the Audit Committee, the Chief Compliance Officer or the General Counsel may designate.
Upon referral by the Chief Compliance Officer, General Counsel or Secretary of the Company, any proposed related person transaction will be reviewed by the Audit Committee for approval or disapproval based on the following:
•
The materiality of the related person’s interest, including the relationship of the related person to the Company, the nature and importance of the interest to the related person, the amount involved in the transaction, whether the transaction has the potential to present a conflict of interest, whether there are business reasons for the Company to enter the transaction, and whether the transaction would impair the independence of any independent director;

•	Whether the terms of the transaction, in the aggregate, are comparable to those that would have been reached by unrelated parties in an arm’s length transaction;
•
The availability of alternative transactions, including whether there is another person or entity that could accomplish the same purposes as the transaction and, if alternative transactions are available, there must be a clear and articulable reason for the transaction with the related person;

•
Whether the transaction is proposed to be undertaken in the ordinary course of the Company’s business, on the same terms that the Company offers generally in transactions with persons who are not related persons; and

•	Such additional factors as the Audit Committee determines relevant.
Following review, the Audit Committee will approve or ratify in writing any related person transaction determined by the Audit Committee to be in, or not inconsistent with, the best interests of the Company and its stockholders.
The Audit Committee may impose conditions or guidelines on any related person transaction, including, but not limited to: (i) conditions relating to on-going reporting to the Audit Committee and other internal reporting; (ii) limitations on the amount involved in the transaction; (iii) limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and (iv) other conditions for the protection of the Company and to avoid conferring an improper benefit, or creating the appearance of a conflict of interest. Any member of the Audit Committee who has or whose immediate family member has an interest in the transaction under discussion will abstain from voting on the approval of the related person transaction, but may, if so requested by the Chair of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the related person transaction.
The Audit Committee will direct the Company’s executive officers to disclose all related person transactions approved by the Audit Committee to the extent required under applicable accounting rules, Federal securities laws, SEC rules and regulations, and Nasdaq Listing Rules.

Related Person Transactions
The Company did not have any related person transactions in fiscal 2022.
Director Independence
At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee, including pursuant to Rule 5605 of the Nasdaq Listing Rules, and affirmatively determines whether each director or nominee qualifies as independent.
The Board believes that stockholder interests are best served by having a number of objective, independent representatives on the Board. For this purpose, a director or nominee will be considered to be “independent” only if the Board affirmatively determines that the director or nominee has no relationship with respect to the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, pursuant to Rule 5605 of the Nasdaq Listing Rules, our Board must determine that an independent director has no material relationship with us other than as a director. The standards specify the criteria by which the independence of our directors will be determined, including strict guidelines for directors and their immediate families with respect to past employment or affiliation with us or our independent registered public accounting firm. The standards also prohibit Audit Committee members from having any direct or indirect financial relationship with us and restrict both commercial and not-for-profit relationships between us and each director. We may not give personal loans or extensions of credit to our directors, and all directors are required to deal at arm’s length with us and our subsidiaries, and to disclose any circumstance that might be perceived as a conflict of interest.
In making its independence determinations, the Board reviewed transactions, relationships, behavior and arrangements between each director and nominee, or any member of his or her immediate family, and us or our subsidiaries based on information provided by the director or nominee, our records and publicly available information. The Board made the following independence determinations (the transactions, relationships and arrangements reviewed by the Board in making such determinations are set forth in the footnotes below):
Director	Status
Allison M. Boersma	Independent
Stacy Loretz-Congdon	Independent(1)
Charles F. Marcy	Independent
D. Deverl Maserang	Not Independent(2)
Christopher P. Mottern	Independent
David A. Pace	Independent
Alfred Poe	Independent
Bradley L. Radoff	Independent
John D. Robinson	Independent
Waheed Zaman	Independent
(1)
CoreMark Holding Company, Inc. (“Core-Mark”) was a customer of the Company in fiscal 2022 and continues to be a customer of the Company in fiscal 2023. Ms. Loretz-Congdon retired from Core-Mark at the end of 2016 after 26 years of service, including as Senior Vice President, Chief Financial Officer and Assistant Secretary from December 2006 to May 2016 and Executive Advisor from May 2016 to December 2016. Ms. Loretz-Congdon also serves as a Director of the Core-Mark Families Foundation, an independent non-profit foundation that provides scholarships to children of Core-Mark employees, since 2015. Ms. Loretz-Congdon owns less than 1% of the outstanding publicly traded stock of Performance Food Group Company which Core-Mark merged with in September 2021. The Board has determined that these relationships do not create a conflict of interest under the Company’s Code of Conduct and Ethics, do not require disclosure under Item 404(a) of Regulation S-K, and do not interfere with Ms. Loretz-Congdon’s exercise of independent judgment in carrying out the responsibilities of a director of the Company.

(2)	Mr. Maserang is the Company’s President and Chief Executive Officer.

AUDIT MATTERS
Audit Committee Report
The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended June 30, 2022.
The Audit Committee has discussed with the Company’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”) (Dallas, Texas, PCAOB ID Number 248), the matters required to be discussed by the Statement on Auditing Standards No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton that firm’s independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company’s 2022 Form 10-K for filing with the SEC.
Audit Committee of the Board of Directors

Allison M. Boersma, Chair
Stacy Loretz-Congdon
John D. Robinson
Waheed Zaman
Change of Independent Public Accounting Firm
As previously reported on the Company’s Current Report on Form 8-K, filed with the SEC on December 22, 2021, on December 16, 2021, the Company, upon the approval of the Audit Committee, dismissed Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm effective as of December 16, 2021, and engaged Grant Thornton as of such date. Deloitte served as the Company’s independent registered public accounting firm since fiscal 2014.
The reports of Deloitte on the audited consolidated financial statements of the Company for fiscal 2021 and fiscal 2020 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal 2021 and fiscal 2020, and in the subsequent interim period through December 16, 2021, there were (a) no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements for such years, and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Pursuant to Item 304(a)(3) of Regulation S-K, the Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Deloitte’s letter to the SEC, dated December 22, 2021, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company regarding the foregoing.

Independent Registered Public Accounting Firm Fees
The following table sets forth the aggregate fees billed by Deloitte and Grant Thornton for fiscal 2021 and 2022, respectively, for audit and non-audit services (as well as all “out-of-pocket” costs incurred in connection with these services) and are categorized as Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. The nature of the services provided in each such category is described following the table. The Audit Committee approved all audit and permissible non-audit services provided by Deloitte and Grant Thornton in accordance with the pre-approval policies and procedures described below.
	Fiscal 2022 Grant Thornton	Fiscal 2021 Deloitte
Audit fees(1)	$626,031	$1,098,523
Audit-related fees(2)	$0	$0
Tax fees(3)	$0	$0
All other fees(4)	$0	$0
Total fees	$626,031	$1,098,523
(1)
“Audit Fees” are fees paid for the audit of the Company’s annual consolidated financial statements included in its Form 10-K and review of financial statements included in the Form 10-Q’s, for the audit of the Company’s internal control over financial reporting, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. Audit fees for fiscal 2021 and fiscal 2022 consisted of fees associated with the audit of the Company’s annual financial statements, the audit of internal control over financial reporting, the review of the Company’s quarterly reports on Form 10-Q, services associated with SEC registration statements, and accounting advisory services in connection with the impact of new accounting standards.

(2)
“Audit-Related Fees” represent fees for assurance and related services that are traditionally performed by Deloitte or Grant Thornton. No audit-related fees were paid to Deloitte or Grant Thornton for fiscal 2021 or fiscal 2022.

(3)
“Tax Fees” are fees for tax compliance, planning, advice and consultation services, including state tax representation and miscellaneous consulting on federal and state taxation matters. No tax fees were paid to Deloitte or Grant Thornton for fiscal 2021 or fiscal 2022.

(4)	No other fees were paid to Deloitte or Grant Thornton for fiscal 2021 or fiscal 2022.
Pre-Approval of Audit and Non-Audit Services
Under the Farmer Bros. Co. Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee must pre-approve all audit and non-audit services provided by the independent auditor. The policy, as described below, sets forth the procedures and conditions for such pre-approval of services to be performed by the independent auditor. The policy utilizes both a framework of general pre-approval for certain specified services and specific pre-approval for all other services. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
In the first quarter of each year, the Audit Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year. The Audit Committee is also asked to provide general pre-approval for certain audit-related services (assurance and related services that are reasonably related to the performance of the auditor’s review of the financial statements or that are traditionally performed by the independent auditor) and tax services (such as tax compliance, tax planning and tax advice) for the current fiscal year consistent with the SEC’s rules on auditor independence. If the Company wishes to engage the independent auditor for additional services that have not been generally pre-approved as described above, then such engagement will be presented to the Audit Committee for pre-approval at its next regularly scheduled meeting. Pre-approval of any engagement by the Audit Committee is required before the independent auditor may commence any engagement.
In fiscal 2022, there were no fees paid to Deloitte or Grant Thornton under a de minimis exception to the rules that waive pre-approval for certain non-audit services.

OTHER MATTERS
Annual Report and Form 10-K and Form 10-K/A
The 2022 Annual Report to Stockholders (which includes the Company’s Form 10-K and Form 10-K/A for the year ended June 30, 2022) accompanies this Proxy Statement. Unless otherwise stated herein, the 2022 Annual Report is neither incorporated by reference in this Proxy Statement nor part of the proxy soliciting material. Stockholders may obtain, without charge, a copy of the Company’s 2022 Form 10-K and Form 10-K/A, filed with the SEC, including the financial statements included therein, without the accompanying exhibits, by writing to: Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: General Counsel. The Company’s Form 10-K and Form 10-K/A for the year ended June 30, 2022 are also available online at the Company’s website, www.farmerbros.com. A list of exhibits is included in the Company’s Form 10-K and Form 10-K/A for the year ended June 30, 2022 and exhibits thereto are available from the Company upon the payment of the Company’s reasonable expenses in furnishing them.
Stockholder Proposals and Nominations
Proposals Pursuant to Rule 14a-8
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and form of proxy for consideration at the 2023 Annual Meeting. To be eligible for inclusion in the Company’s 2023 proxy statement, stockholder proposals must be received by the Company at its principal executive offices no later than July 14, 2023 and must otherwise comply with Rule 14a-8; provided, however, that in the event the that the 2023 Annual Meeting is called for a date that is more than 30 days before or after the anniversary date of the Annual Meeting, then within a reasonable time before the Company begins to print and send its proxy materials for the 2023 Annual Meeting. While the Board will consider stockholder proposals, the Company reserves the right to omit from the Company’s proxy statement stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8.
Proposals and Nominations Pursuant to the Company’s By-Laws
The Company’s By-Laws contain an advance notice provision with respect to matters to be brought at an annual meeting of stockholders, including nominations, and not included in the Company’s proxy statement. A stockholder who desires to nominate a director or bring any other business before the stockholders at the 2023 Annual Meeting must notify the Company in writing, must cause such notice to be delivered to or received by the Secretary of the Company no earlier than September 14, 2023, and no later than October 14, 2023, and must comply with the other provisions of the Company’s By-Laws summarized below; provided, however, that in the event that the 2023 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the Annual Meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the 2023 Annual Meeting was mailed or public disclosure of the date of the 2023 Annual Meeting was made, whichever first occurs.
The By-Laws provide that nominations may be made by the Board, by a committee appointed by the Board or any stockholder entitled to vote in the election of directors generally. Stockholders must provide actual written notice of their intent to make nomination(s) to the Secretary of the Company within the timeframes described above. Each such notice must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person (virtually) or by proxy at the meeting to nominate the persons named in its notice, and any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
The notice given by a stockholder regarding other business to be brought before an annual meeting of stockholders must be provided within the time frames described above and set forth (a) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class and number of shares of stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other persons (including their names) in connection with the proposal and any material interest of such stockholder in such business, and (e) a representation that such stockholder intends to appear in person (virtually) or by proxy at the annual meeting to bring such business before the meeting.
In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules (effective for annual meetings after August 31, 2022), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than November 13, 2023, provided, however, if the date of the 2023 Annual Meeting has changed by more than 30 calendar days from the date of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2023 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company.
You may write to the Secretary of the Company at the Company’s principal executive offices, 1912 Farmer Brothers Drive, Northlake, Texas 76262, to deliver the notices discussed above and for a copy of the relevant provisions of the Company’s By-Laws regarding the requirements for making stockholder proposals and nominating director candidates.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of banks and brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials and annual report. A single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, or direct your written request to Farmer Bros. Co., 1912 Farmer Brothers Drive, Northlake, Texas 76262, Attention: Chief Financial Officer, or contact the Company’s Chief Financial Officer by telephone at (682) 549-6600, and the Company will deliver a separate copy of the annual report or proxy statement upon request. Stockholders who currently receive multiple copies of the proxy statement and annual report at their address and would like to request “householding” of their communications should contact their bank or broker.
Forward-Looking Statements
Certain statements contained in this Proxy Statement are not based on historical fact and are forward-looking statements within the meaning of federal securities laws and regulations. These statements are based on management’s current expectations, assumptions, estimates and observations of future events and include any statements that do not directly relate to any historical or current fact; actual results may differ materially due in part to the risk factors set forth in Part I, Item 1A of the 2022 Form 10-K. These forward-looking statements can be identified by the use of words like “anticipates,” “estimates,” “projects,” “expects,” “plans,” “believes,” “intends,” “will,” “could,” “may,” “assumes” and other words of similar meaning. These statements are based on management’s beliefs, assumptions, estimates and observations of future events based on information available to our management at the time the statements are made and include any statements that do not relate to any historical or current fact. These statements are not guarantees of future performance and they involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward-looking statements due in part to the risks, uncertainties and assumptions set forth in Part I, Item 1.A., Risk Factors and Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations of our 2022 Form 10-K, as well as other factors described from time to time in our other filings with the SEC.
Factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, disruption to our business and customers from the COVID-19 pandemic (including the effects of emerging and novel variants of the virus and any virus containment measures such as stay-at-home orders or government mandates) and severe winter weather, levels of consumer confidence in national and local economic business conditions, the duration and magnitude of the pandemic’s impact on labor conditions, the success of our strategy to recover from the effects of the pandemic, the success of our turnaround strategy, the impact of capital improvement projects, the adequacy and availability of capital resources to fund our existing and planned business operations and our capital expenditure requirements, the relative effectiveness of compensation-based employee incentives in causing improvements in our performance, the capacity to meet the demands of our large national account customers, the extent of execution of plans for the growth of our business and achievement of financial metrics related to those plans, our success in retaining and/or attracting qualified employees, our success in adapting to technology and new commerce channels, the effect of the capital markets as well as other external factors on stockholder value, fluctuations in availability and cost of green coffee, competition, organizational changes, the effectiveness of our hedging strategies in reducing price and interest rate risk, changes in consumer preferences, our ability to achieve sustainability goals in ways that do not materially impair profitability, changes in the strength of the economy, including any effects from inflation, business conditions in the coffee industry and food industry in general, our continued success in attracting new customers, variances from budgeted sales mix and growth rates, weather and special or unusual events, as well as other risks described in our 2022 Form 10-K and other factors described from time to time in our other filings with the SEC.
By Order of the Board of Directors
December 2, 2022
Jared Vitemb
Vice President, General Counsel, Chief Compliance Officer and Secretary

APPENDIX A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF FARMER BROS. CO.
Pursuant to Sections 242 and 245~~6~~ of the
General Corporation Law of the State of Delaware
Farmer Bros. Co., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
1.	The name of the Corporation is Farmer Bros. Co. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 17, 2004.
2.
This Second Amended and Restated Certificate of Incorporation, having been duly adopted in accordance with Sections 242 and 245 of the DGCL, further amends and restates the certificate of incorporation of the Corporation.

3.
The certificate of incorporation of the Corporation is hereby amended and restated to read in its entirety as follows: FIRST: The name of the corporation is Farmer Bros. Co. (the “Corporation”) ~~and this Corporation was originally incorporated pursuant to the General Corporation Law on February 17, 2004~~.

SECOND: The address of the registered office of the Corporation in the State of Delaware is 874 Walker Road Suite C, in the City of Dover 19904, County of Kent. The name of its registered agent at that address is United Corporate Services, Inc.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the ~~General Corporation Law of the State of Delaware (the “~~DGCL~~”)~~.
FOURTH:
(a)
Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 50,500,000 shares of capital stock, consisting of (i) 50,000,000 shares of common stock, par value $1.00 per share (the “Common Stock”), and (ii) 500,000 shares of preferred stock, par value $1.00 per share (the “Preferred Stock”).

(b)	No Cumulative Voting. The holders of shares of Common Stock shall not have cumulative voting rights.
(c)	No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.
(d)
Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non- cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions. ~~Pursuant to foregoing authority conferred upon the Board of Directors, the Board of Directors adopted resolutions creating a series of 21,000 shares of Preferred Stock designated as “Series A Convertible Participating Cumulative Perpetual Preferred Stock” (the “Series A Preferred Stock”) and filed a Certificate of Designations of the Corporation with the Secretary of State of the State of Delaware on October 2, 2017. The voting powers, designations, preferences and relative, participating,~~

~~optional and other special rights, and the qualifications, limitations and restrictions thereof, of the Series A Preferred Stock are set forth in Appendix A hereto and are incorporated herein by reference.~~
(e)
Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
(a)	The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(b)
The Board of Directors shall consist of not less than five or more than nine members, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the active Board of Directors.

(c)
~~Commencing at the annual emeting of stockholders to be held in 2020 (each annual meeting of stockholders, an “Annual Meeting”), the~~The directors of the Corporation shall be elected annually and shall hold office until the next annual meeting of stockholders (each annual meeting of stockholders, an “Annual Meeting”) and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office. ~~Notwithstanding the foregoing, any director in office at the 2020 Annual Meeting whose term expires at the 2021 Annual Meeting or the 2022 Annual Meeting (each such director, a “Continuing Classified Director”), shall continue to hold office until the end of the term for which such director was elected and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office.~~

~~In the event of any increase or decrease in the authorized number of directors, each Continuing Classified Director then serving shall nevertheless continue as a Continuing Classified Director until the expiration of his or her term or his or her death, resignation, retirement, disqualification or removal from office. In no event shall a decrease in the number of directors remove or shorten the term of any incumbent director.~~
~~(d)~~
~~A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Notwithstanding the foregoing, any director elected to fill a vacancy caused by the death, resignation, retirement, disqualification or removal of a Continuing Classified Director shall hold office until the Annual Meeting at which the term of such Continuing Classified Director would have expired and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.~~

(~~e~~d)
Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director ~~of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director~~ elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, ~~but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors~~with or without cause, in accordance with the DGCL. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto~~, and such directors so elected shall not be divided into classes unless expressly provided by such terms~~.
(~~f~~e)
In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

SIXTH: No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors , then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article SIXTH shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
SEVENTH: The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.
The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.
The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.
Any repeal or modification of this Article SEVENTH shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.
EIGHTH: Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.
NINTH: Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.
TENTH: Unless otherwise required by law, Special Meetings of Stockholders, for any purpose or purposes, may be called by either (i) the Chairman of the Board of Directors, if there be one, (ii) the President or (iii) the Board of Directors. The ability of the stockholders to call a Special Meeting of Stockholders is hereby specifically denied.
ELEVENTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s By-Laws.

The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors.
TWELFTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed in this Certificate of Incorporation, the Corporation’s By-Laws or the DGCL, and all rights herein conferred upon stockholders are granted subject to such reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation (and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors shall be required to amend, alter, change or repeal, or to adopt any provision as part of this Certificate of Incorporation inconsistent with the purpose and intent of Articles FIFTH, EIGHTH, TENTH and ELEVENTH of this Certificate of Incorporation or this Article TWELFTH.
[Signature Page Follows.]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by its duly authorized officer this ~~5th~~[  ] day of ~~September~~January, 20~~19~~23.
FARMER BROS. CO.

~~/s/ Jennifer H. Brown~~
Name:	~~Jennifer H. Brown~~
~~Title: Corporate Secretary~~

~~Appendix A~~
~~DESIGNATION OF SERIES A CONVERTIBLE PARTICIPATING CUMULATIVE~~
~~PERPETUAL PREFERRED STOCK~~
~~The designation and number of shares of the Series A Convertible Participating Cumulative Perpetual Preferred Stock of the Corporation, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:~~
~~Section 1. Designation. The series of Preferred Stock established by this Certificate of Designations is designated as the “Series A Convertible Participating Cumulative Perpetual Preferred Stock” (the “Series A Preferred Stock”). Each share of Series A Preferred Stock will be identical in all respects to every other share of Series A Preferred Stock. The Series A Preferred Stock will have a par value of $1.00 per share.~~
~~Section 2. Number of Shares. The authorized number of shares of Series A Preferred Stock is 21,000. Shares of Series A Preferred Stock that are purchased or otherwise acquired by the Corporation, or converted in accordance with the terms hereof, will not be reissued as shares of Series A Preferred Stock and will (upon the filing, if required, of any appropriate certificates with the Secretary of State of the State of Delaware) become authorized but unissued shares of Preferred Stock.~~
~~Section 3. Definitions. As used herein with respect to Series A Preferred Stock:~~
~~“Board of Directors” has the meaning set forth in the preamble of this Certificate of Designations.~~
~~“Business Day” means any day other than a Saturday, a Sunday or any day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.~~
~~“By-Laws” means the bylaws of the Corporation, as they may be amended from time to time.~~
~~“Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.~~
~~“Certificate of Designations” means this Certificate of Designations relating to the Series A Preferred Stock, as it may be amended from time to time.~~
~~“Certificate of Incorporation” means the certificate of incorporation of the Corporation, as it may be amended from time to time, and includes this Certificate of Designations, as it may be amended from time to time.~~
~~“Change of Control” means any of the following events:~~
~~(a)~~
~~a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Corporation or its Wholly Owned Subsidiaries, or their respective employee benefit plans, files any report with the SEC indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Corporation's common equity representing more than 50% of the voting power of all of the Corporation's then-outstanding common equity; or~~

~~(b)~~
~~the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person; or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property; provided, however, that any merger, consolidation, share exchange or combination of the Corporation pursuant to which the persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Corporation's common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than 50% of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Change of Control pursuant to this clause (b);~~

~~provided, however, that a transaction or event described in clause (a) or (b) above will not constitute a Change of Control if at least 90% of the consideration received or to be received by the holders of Common Stock (excluding cash payments for fractional shares or pursuant to dissenters rights), in connection with such transaction or event, consists of shares of common stock listed (or depositary receipts representing shares of common stock, which depositary receipts are listed) on any U.S. national securities exchange, or that will be so listed when issued or exchanged in connection with such transaction or event, and such transaction or event constitutes a Common Stock Change Event whose Reference Property consists of such consideration.~~
~~For the purposes of this definition of “Change of Control,” whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.~~
~~“Close of Business” on any day means 5:00 P.M., New York City time, on such day. “Code” means the Internal Revenue Code of 1986, as amended.~~
~~“Common Stock” means the common stock, $1.00 par value per share of the Corporation, subject to Section 10(h). “Common Stock Change Event” has the meaning set forth in Section 10(h).~~
~~“Conversion Consideration” means the consideration due, pursuant to Section 10(c), upon the settlement of the conversion of any Series A Preferred Stock.~~
~~“Conversion Date” means: (a) with respect to the conversion of any share of Series A Preferred Stock pursuant to Section 10(a), the first Business Day on which the requirements set forth in Section 10(a)(ii) to convert such share are satisfied; and (b) with respect to the conversion of any share of Series A Preferred Stock pursuant to Section 10(b), the date the Corporation fixes as the Conversion Date thereof pursuant to the last sentence of Section 10(b)(i).~~
~~“Conversion Notice” means a notice substantially in the form attached hereto as Exhibit B.~~
~~“Conversion Price” initially means $38.32 per share of Common Stock. The Conversion Price is subject to adjustment pursuant to Section 10(f). Whenever this Certificate of Designations refers to the Conversion Price as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Conversion Price as of the Close of Business on such date.~~
~~“Conversion Proposal” has the meaning set forth in Section 10(c)(iv).~~
~~“Corporation” has the meaning set forth in the first paragraph of this Certificate of Designations. “Defined Benefit Plan” means the Boyd Coffee Company Pension Plan.~~
~~“Determination Date” has the meaning set forth in Section 10(c)(iv). “Distributed Property” has the meaning set forth in Section 5(b)(ii).~~
~~“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rules thereunder.~~
~~“Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.~~
~~“Excess Common Stock Cash Dividends” has the meaning set forth in Section 5(b)(i). “Exchange Act” means the Securities Exchange Act of 1934, as amended.~~
~~“Holder” means a Person in whose name one or more shares of the Series A Preferred Stock are registered.~~
~~"Initial Series A Preferred Stock” means the 21,000 shares of Series A Preferred Stock issued on the Issue Date or thereafter pursuant to that certain Asset Purchase Agreement, dated as of August 18, 2017, among Boyd Coffee Company, Farmer Bros. Co. and the other parties named therein.~~
~~“Issue Date” means October 2, 2017.~~

~~“Junior Stock” means the Common Stock and any other class or series of stock of the Corporation, other than Series A Preferred Stock, that ranks junior to the Series A Preferred Stock as to either (a) the payment of dividends (whether such dividends are cumulative or non-cumulative) or (b) the distribution of assets in connection with any liquidation, dissolution or winding up of the affairs of the Corporation.~~
~~“Last Reported Sale Price” of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed; provided, however, that if the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization; provided, further, that if the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Corporation.~~
~~“Liquidation Parity Stock” means any class or series of stock of the Corporation, other than Series A Preferred Stock, that ranks equally with the Series A Preferred Stock as to the distribution of assets in connection with any liquidation, dissolution or winding up of the affairs of the Corporation.~~
~~“Liquidation Preference” means, with respect to any liquidation, dissolution or winding up of the affairs of the Corporation, an amount, per share of Series A Preferred Stock, equal to the greater of (a) the Stated Value, plus accrued and unpaid Regular Dividends, per share of Series A Preferred Stock as of the date the Liquidation Preference is paid; and (b) the amount, per share of Series A Preferred Stock, that the Holder thereof would have received if such Holder had converted such share into Common Stock (and, if applicable, cash in lieu of any fractional share) immediately before such liquidation, dissolution or winding up.~~
~~“Mandatory Conversion” has the meaning set forth in Section 10(b)(i).~~
~~“Mandatory Conversion Notice” has the meaning set forth in Section 10(b)(ii).~~
~~“Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options, contracts or future contracts relating to the Common Stock.~~
~~“Open of Business” on any day means 9:00 A.M., New York City time, on such day.~~
~~“Parity Stock” means any class or series of stock of the Corporation, other than Series A Preferred Stock, that ranks equally with the Series A Preferred Stock as to (a) the payment of dividends (whether such dividends are cumulative or non-cumulative) and (b) the distribution of assets in connection with any liquidation, dissolution or winding up of the affairs of the Corporation. “Participating Cash Dividend” has the meaning set forth in Section 5(b)(i).~~
~~“Participating Non-Cash Dividend” has the meaning set forth in Section 5(b)(ii).~~
~~“Pension Liability Satisfaction Date” means the first date, if at all, when the Defined Benefit Plan has been terminated in accordance with all applicable Internal Revenue Service and Pension Benefit Guaranty Corporation requirements and all plan assets thereunder have been timely distributed in accordance with such requirements.~~
~~“Person” or “person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.~~

~~“Preferred Stock” means any series of preferred stock of the Corporation, including the Series A Preferred Stock.~~
~~“Preferred Stock Equivalent Dividend” means, with respect to any cash dividend or distribution declared on all or substantially all outstanding Common Stock, an amount equal to the product of (a) the amount of cash to be paid per share of Common Stock pursuant to such dividend or distribution; and (b) the quotient obtained by dividing (i) the Stated Value per share of Series A Preferred Stock on the record date for such dividend or distribution by (ii) the Conversion Price in effect on such record date.~~
~~“Record Date” means (a) any Regular Dividend Record Date for a Regular Dividend; (b) any record date for a Participating Cash Dividend or Participating Non-Cash Dividend fixed pursuant to Section 5(b)(iii); and (c) any other record date fixed by the Board of Directors (or a committee thereof) with respect to any other dividend or distribution on the Series A Preferred Stock.~~
~~“Reference Property” has the meaning set forth in Section 10(h). “Reference Property Unit” has the meaning set forth in Section 10(h). “Regular Dividend” has the meaning set forth in Section 5(a)(i).~~
~~“Regular Dividend Payment Date” means each March 31, June 30, September 30 or December 31, beginning on December 31, 2017 (or, with respect to any shares of Series A Preferred Stock originally issued after the Issue Date, such other date as may be set forth in the resolution of the Board of Directors (or a committee thereof) providing for such issuance or as may be set forth in the certificate representing such shares).~~
~~“Regular Dividend Record Date” means, with respect to any Regular Dividend Payment Date, the March 15, June 15, September 15 or December 15, as applicable, immediately preceding such Regular Dividend Payment Date.~~
~~“SEC” means the U.S. Securities and Exchange Commission.~~
~~“Stated Value” initially means $1,000 per share of Series A Preferred Stock; provided, however, that the Stated Value of each share of Series A Preferred Stock is subject to adjustment pursuant to Section 5(a)(ii) and Section 5(d); provided, further, that whenever this Certificate of Designations refers to the Stated Value as of a particular date without setting forth a particular time on such date, such reference will be deemed to be to the Stated Value as of the Close of Business on such date.~~
~~“Subsidiary” means, with respect to any Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders' agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (b) any partnership or limited liability company where (i) more than 50% of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (ii) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.~~
~~“Trading Day” means any day on which (a) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded; and (b) there is no Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.~~
~~“Transfer” means to sell, offer to sell, contract or agree to sell, hypothecate, gift, pledge, assign, grant any option to purchase, dispose of or agree to dispose of, or otherwise alienate by operation oflaw or otherwise, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act.~~

~~“Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.~~
~~Section 4. Ranking. The Series A Preferred Stock will, with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets in connection with any liquidation, dissolution or winding up of the Corporation, rank (a) on parity with Parity Stock and (b) senior to Junior Stock.~~
~~Section 5. Dividends. The Series A Preferred Stock will not have any rights to dividends except as provided in subsection (a) or (b) of this Section 5.~~
~~(a)~~	~~Regular Dividends.~~
~~(i)~~
~~Generally. Subject to the other provisions of this Section 5(a), the Holders of each share of Series A Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors, out of any funds legally available therefor, cash dividends (“Regular Dividends”) that (1) are in an amount, per share of Series A Preferred Stock, equal to 3.5% per annum of the Stated Value of such share in effect on the applicable Regular Dividend Record Date; and (2) are payable quarterly in arrears on each Regular Dividend Payment Date to the Holders of such share as of the Close of Business on the immediately preceding Regular Dividend Record Date. Regular Dividends will be computed on the basis of a 360-day year comprised of twelve 30-day months.~~

~~(ii)~~
~~Cumulation of Dividends. Regular Dividends on each share of Series A Preferred Stock will (x) begin to accrue from, and including, the Issue Date (or, if later, the date such share is originally issued); and (y) if not declared and paid, will be cumulative as provided in the immediately following sentence. The amount of any Regular Dividend or portion thereof that has accrued, but is unpaid, on any share of Series A Preferred Stock on any Regular Dividend Payment Date will, regardless of whether such Regular Dividend is declared, be added to the Stated Value of such share from, and including, the Open of Business on such Regular Dividend Payment Date; provided, however, that, upon any subsequent payment of all accumulated Regular Dividends on such share in respect of such added amount (or any portion of such added amount), such added amount (or such portion thereof) will be deducted from the Stated Value of such share. For the avoidance of doubt, in no event will the Stated Value of any share of Series A Preferred Stock be so reduced to an amount that is less than $1,000.~~

~~(iii)~~
~~Prohibition on Certain Dividends or Distributions on Junior Stock. Following the first Regular Dividend Payment Date, unless full, accumulated Regular Dividends have been paid (or declared and a sum sufficient for the payment thereof has been set aside) on all outstanding shares of Series A Preferred Stock through, but excluding, the immediately preceding Regular Dividend Payment Date, no dividend will be declared or paid on any shares of Junior Stock (other than any dividends payable solely in Junior Stock) and no Junior Stock will be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than (x) as a result of a reclassification of Junior Stock for or into other Junior Stock, or the exchange or conversion of shares of any class of Junior Stock for or into shares of any other class of Junior Stock; and (y) through the use of the proceeds of a substantially contemporaneous sale of Junior Stock).~~

~~(iv)~~
~~Legal Holidays. If any Regular Dividend Payment Date relating to a Regular Dividend that has been declared is not a Business Day, then, notwithstanding anything to the contrary herein, the payment of such Regular Dividend may be made on the immediately following Business Day, and no additional Regular Dividend will accrue on such payment as a result of the related delay. Solely for purposes of the immediately preceding sentence, a day on which the applicable place of payment is authorized or required by law or executive order to close or be closed will be deemed not to be a “Business Day.”~~

~~Participating Dividends.~~
~~(i)~~
~~Participating Cash Dividends. In each calendar quarter from, and including, the calendar quarter in which the Issue Date occurs, the Corporation will not declare or pay any cash dividend or distribution on all or substantially all of the outstanding Common Stock, if the sum of the Preferred Stock Equivalent Dividends for (x) such cash dividend or distribution and (y) each other cash dividend or distribution on all or substantially all of the outstanding Common Stock declared during such calendar~~

~~quarter exceeds (such excess, the “Excess Common Stock Cash Dividends”) the sum of (x) the Regular Dividend per share of Series A Preferred Stock that would have accrued for such calendar quarter and (y) if applicable, the sum of all other Participating Cash Dividends per share of Series A Preferred Stock declared during such calendar quarter, unless the Corporation simultaneously declares (and sets aside a sum sufficient to pay) a cash dividend (a “Participating Cash Dividend”) on the Series A Preferred Stock in an amount, per share of Series A Preferred Stock, equal to such Excess Common Stock Cash Dividends.~~
~~(ii)~~
~~Participating Non-Cash Dividends. The Corporation will not declare or pay any dividend or distribution on all or substantially all of the outstanding Common Stock payable in any consideration other than cash (such consideration, the “Distributed Property”) (other than (x) a dividend, distribution, stock split or stock combination as to which an adjustment to the Conversion Price is required pursuant to Section 10(1)(i); or (y) any distribution pursuant to stockholder rights plan, except to the extent, and only to the extent, provided in Section 10(g)) unless the Corporation simultaneously declares (and sets aside sufficient Distributed Property to pay) a dividend (a “Participating Non-Cash Dividend”) of Distributed Property on the Series A Preferred Stock, payable in an amount of Distributed Property per share of Series A Preferred Stock equal to the product of (1) the amount of Distributed Property distributed per share of Common Stock in such dividend or distribution and (2) the quotient obtained by dividing (x) the aggregate Stated Value per share of Series A Preferred Stock on the record date for such dividend or distribution by (x) the Conversion Price in effect on such record date.~~

~~(iii)~~
~~Record and Payment Dates. Each Participating Cash Dividend or Participating Non-Cash Dividend will have a record date and payment date that occurs on the record date and payment date, respectively, of the dividend or distribution on all or substantially all of the outstanding Common Stock giving rise to such Participating Cash Dividend or Participating Non-Cash Dividend, as applicable.~~

~~(c)~~
~~Dividends Subject to Declaration; No Right to Interest. Notwithstanding anything herein to the contrary, (i) the Series A Preferred Stock will not entitle the Holders thereof to receive any dividends or distributions not declared by the Board of Directors or a duly authorized committee of the Board of Directors; and (ii) without limiting the generality of Section 5(a)(ii), no interest, or sum of money in lieu of interest, will be payable in respect of any dividend or distribution not so declared.~~

~~(d)~~
~~Payment of Dividends and Distributions upon Conversion. If the Conversion Date with respect to any share of Series A Preferred Stock to be converted is on or before a Record Date for a dividend or distribution that has been declared on the Series A Preferred Stock, then the Holder of such share of Series A Preferred Stock will not have the right to receive such dividend or distribution. If the Conversion Date with respect to any share of Series A Preferred Stock to be converted is after a Record Date for a dividend or distribution that has been declared on the Series A Preferred Stock but on or prior to the date such dividend or distribution is to be paid, then (i) the Holder of such share of Series A Preferred Stock at the Close of Business on such Record Date will have the right to receive such dividend or distribution notwithstanding such conversion; and (ii) if such dividend or distribution is a Regular Dividend that, when paid, would have resulted in a reduction of the Stated Value of such share of Series A Preferred Stock pursuant to the proviso to the first sentence of Section 5(a)(ii), then (x) such reduction will be given effect as of such Conversion Date for purposes of determining the Conversion Consideration due upon such conversion; and (y) the amount of such Regular Dividend will be calculated without giving effect to such reduction.~~

~~Section 6. Liquidation Rights.~~
~~(a)~~
~~Voluntary or Involuntary Liquidation. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the Holders of Series A Preferred Stock will be entitled to receive, per share of Series A Preferred Stock, out of the assets of the Corporation or proceeds thereof legally available for distribution to stockholders of the Corporation, and after satisfaction of all liabilities and obligations to creditors of the Corporation, before any distribution of such assets or proceeds is made to or set aside for the holders of Junior Stock, in full an amount equal to the Liquidation Preference per share of Series A Preferred Stock.~~

~~(b)~~	~~Partial Payment. If, in any liquidation, dissolution or winding up described in Section 6(a) above, the~~

~~assets of the Corporation or proceeds thereof are not sufficient to pay the full Liquidation Preferences of all outstanding Series A Preferred Stock and the liquidation preference of all outstanding Liquidation Parity Stock, then the amounts paid to the holders of Series A Preferred Stock and to the holders of all such other Liquidation Parity Stock will be paid pro rata in accordance with the respective aggregate Liquidation Preferences of the outstanding shares of Series A Preferred Stock and the aggregate liquidated preferences of the outstanding shares of all such other Liquidation Parity Stock. For these purposes, the “liquidation preference” of any share of Liquidation Parity Stock means the amount payable to the holder(s) of such share in such liquidation, dissolution or winding up assuming no limitation on the assets of the Corporation available for distribution.~~
~~(c)~~
~~Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 6, the merger or consolidation of the Corporation with or into any other corporation or other entity, including a merger or consolidation in which the holders of Series A Preferred Stock receive cash, securities or other property for their shares, or the sale, lease, exchange or other disposition (for cash, securities or other property) of all or substantially all of the assets of the Corporation, will not constitute a liquidation, dissolution or winding up of the affairs of the Corporation.~~

~~Section 7. No Redemption. Without limiting the generality of Section 10, the Series A Preferred Stock will not be redeemable at the election of the Corporation or any Holder.~~
~~Section 8. Maturity. The Series A Preferred Stock will be perpetual unless converted in accordance herewith.~~
~~Section 9. Voting Rights.~~
~~(a)~~	~~Generally. The Holders of Series A Preferred Stock will not have any voting rights except as set forth in this Section 9 or as otherwise required by law.~~
~~(b)~~
~~Right to Vote on an As-Converted Basis. Except as otherwise required by law, so long as any Series A Preferred Stock is outstanding, each share of Series A Preferred Stock will entitle the Holder(s) thereof to vote together with the holders of Common Stock on all matters submitted for a vote of, or consent by, holders of the Common Stock. For these purposes, each Holder will be deemed to be the holder of record, on the record date for each such vote or consent, of a number of shares of Common Stock equal to the quotient (rounded down to the nearest whole number) obtained by dividing (i) the aggregate Stated Value of the shares of Series A Preferred Stock held by such Holder on such record date by (ii) the Conversion Price in effect on such record date.~~

~~(c)~~
~~Other Voting Rights. Except as otherwise required by law, so long as any Series A Preferred Stock is outstanding, the vote or consent of the Holders of at least a majority of the outstanding shares of Series A Preferred Stock at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for such purpose, will be necessary for effecting or validating any amendment, alteration or repeal of any provision of the Certificate of Incorporation, including this Certificate of Designations, that materially and adversely affects the special rights, preferences, privileges or voting powers of the Series A Preferred Stock, taken as a whole; provided, however, that for these purposes, any increase in the amount of the authorized or issued Series A Preferred Stock or the authorized Preferred Stock, or the creation and issuance, or an increase in the authorized or issued amount, of any other series of Preferred Stock or other stock of the Corporation ranking senior to, equally with or junior to the Series A Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative), or the distribution of assets upon liquidation, dissolution or winding up of the affairs of the Corporation, will be deemed not to materially and adversely affect the special rights, preferences, privileges or voting powers of the Series A Preferred Stock, taken as a whole.~~

~~(d)~~
~~Procedures for Voting and Consents. The rules and procedures for calling and conducting any meeting of the holders of Series A Preferred Stock (including, without limitation, the fixing of a record date in connection therewith), the solicitation and use of proxies at such meeting, the obtaining of written consents and any other aspect or matter with regard to such meeting or consents will be governed by any rules that the Board of Directors (or a duly authorized committee thereof), in its discretion, may adopt from time to time, which rules and procedures will conform to the requirements of the Certificate of Incorporation, the By-Laws, applicable law and any applicable rules of any national securities exchange or other trading facility on which the Series A Preferred Stock is listed or traded at the time.~~

~~Section 10. Conversion.~~
~~(a)~~	~~Conversion at the Holders' Election.~~
~~(i)~~	~~Right to Convert. Each share of Series A Preferred Stock may be converted, at the election of the older thereof, into Conversion Consideration only in the following circumstances~~
~~(1)~~
~~if a Change of Control occurs, then the Corporation will deliver notice of such Change of Control to the Holders at least ten Business Days before the anticipated effective date of such Change of Control, and a Holder may convert such Holder's Series A Preferred Stock at any time from, and including, the date such notice is so sent to, and including, the tenth Business Day after such effective date; and~~

~~(2)~~
~~of the Initial Series A Preferred Stock, the Holder(s) thereof may convert, in the aggregate, (i) 4,200 shares of the Initial Series A Preferred Stock beginning one year after the Issue Date; (ii) an additional 6,300 shares of the Initial Series A Preferred Stock beginning two years after the Issue Date; and (iii) the remaining 10,500 shares of the Initial Series A Preferred Stock beginning three years after the Issue Date.~~

~~provided, however, that Series A Preferred Stock may be surrendered for conversion only after the open of business and before the close of business, at the location of the Corporation's primary corporate offices or that of the transfer agent for the Series A Preferred Stock, on a day that is a Business Day.~~
~~(ii)~~	~~Conversion Procedures.~~
~~(1)~~
~~Generally. To convert any share of Series A Preferred Stock pursuant to Section 10(a)(i), the Holder thereof must, subject to the rules of any applicable clearance and settlement system on which the Series A Preferred Stock are admitted, (w) complete, manually sign and deliver to the Corporation a Conversion Notice; (x) deliver such share of Series A Preferred Stock to the Corporation (at which time such conversion will become irrevocable); (y) furnish any endorsements and transfer documents that the Corporation may require; and (z) pay any amounts due pursuant to Section 10(a)(ii)(2).~~

~~(2)~~
~~Taxes and Duties. If a Holder converts any share of Series A Preferred Stock, the Corporation will pay any documentary, stamp or similar issue or transfer tax or duty due on the issue of any shares of Common Stock upon such conversion; provided, however, that if any tax or duty is due because such Holder requested such shares to be issued in a name other than such Holder's name, then such Holder will pay such tax or duty and, until having received a sum sufficient to pay such tax or duty, the Corporation may refuse to deliver any such shares to be issued in a name other than that of such Holder.~~

~~(b)~~	~~Mandatory Conversion at the Corporation's Election.~~
~~(i)~~
~~Generally. The Corporation will have the right, exercisable at its election at any time on or after the date that is one year after the Issue Date, to cause all, but not less than all, of the outstanding Series A Preferred Stock to automatically convert (a “Mandatory Conversion”), if the Last Reported Sale Price per share of Common Stock exceeds the Conversion Price on each of at least 20 Trading Days (whether or not consecutive) during the 30 consecutive Trading Days ending on, and including, the Trading Day immediately before the date the Corporation sends the related Mandatory Conversion Notice pursuant to Section 10(b)(ii). The Conversion Date of any such mandatory conversion will be a Business Day of the Corporation's choosing that is no less than 20 calendar days, nor more than 60 calendar days after, the date that the Corporation sends such Mandatory Conversion Notice.~~

~~(ii)~~
~~Notice of Mandatory Conversion. The Corporation will send to Holders notice of any Mandatory Conversion (a “Mandatory Conversion Notice”), which notice will state (1) the Conversion Date of such Mandatory Conversion; (2) the date by which the Corporation will deliver the related Conversion Consideration; and (3) the Conversion Price in effect as of the date of such Mandatory Conversion Notice.~~

~~(iii)~~	~~Effect of Mandatory Conversion. If the Corporation sends a Mandatory Conversion Notice pursuant~~

~~to Section 10(b)(ii), then (1) a Conversion Date will be deemed to occur, on the date fixed therefor by the Corporation pursuant to the last sentence of Section 10(b)(i), with respect to all Series A Preferred Stock then outstanding and for which an earlier Conversion Date has not occurred; (2) all such Series A Preferred Stock will be converted (regardless of whether such Series A Preferred Stock is delivered to the Corporation) as provided in this Section 10 as if each Holder of such Series A Preferred Stock delivered a Conversion Notice electing to convert all of such Series A Preferred Stock and providing for the issuance of the shares of Common Stock due upon such conversion in the name of such Holder.~~
~~(c)~~	~~Settlement Upon Conversion.~~
~~(i)~~
~~Generally. Upon the conversion of any share of Series A Preferred Stock, the Corporation will, subject to the other provisions of this Section 10(c), deliver, to the Holder(s) of such share, on or before the third Business Day after the Conversion Date for such Conversion, a number of shares of Common Stock equal the quotient obtained by dividing (i) the Stated Value of such share of Series A Preferred Stock on such Conversion Date (which, for the avoidance of doubt, is subject to clause (ii)(x) of Section 5(d)) by (ii) the Conversion Price in effect on such Conversion Date.~~

~~(ii)~~
~~Cash in Lieu of Fractional Shares of Common Stock. If the number of shares of Common Stock otherwise deliverable pursuant to this Section 10(c) upon conversion of any Series A Preferred Stock is not a whole number, then such number will be rounded down to the nearest whole number and the Corporation will deliver, in addition to the other Conversion Consideration due upon such conversion, cash in lieu of the related fractional share in an amount equal to the product of (1) such fraction and (2) the Last Reported Sale Price per share of Common Stock on the Conversion Date for such conversion (or, if such Conversion Date is not a Trading Day, the immediately preceding Trading Day).~~

~~(iii)~~
~~Conversion of Multiple Shares by a Single Holder. If a Holder converts more than one share of Series A Preferred Stock on a single Conversion Date, then the Conversion Consideration due in respect of such conversion will (to the extent permitted by, and practicable under, the procedures of any clearance and settlement system on which the Series A Preferred Stock are admitted) be computed based on the total number of shares of Series A Preferred Stock converted on such Conversion Date by such Holder.~~

~~(iv)~~
~~NASDAQ Matters. Notwithstanding anything herein to the contrary, in no event will the number of shares of Common Stock issuable upon conversion of the Initial Series A Preferred Stock exceed, in the aggregate, 3,367,515 shares (subject to proportionate adjustment for stock dividends, stock splits and combinations and similar transactions), unless the Corporation first complies, to the extent applicable, with all stockholder approval rules of the NASDAQ Global Select Market. If, and only if, on any date (the “Determination Date”) after the Issue Date, the total number of shares of Common Stock issuable upon conversion of the then-outstanding Initial Series A Preferred Stock (assuming all such then-outstanding Initial Series A Preferred Stock were immediately converted on such date) would exceed the limit set forth in the preceding sentence, and the stockholder approval rules of the NASDAQ Global Select Market would require stockholder approval for the issuance of shares of Common Stock in excess of such limit, then the Corporation will submit a proposal to its stockholders to vote on such stockholder approval (the “Conversion Proposal”) at its next regular annual meeting of stockholders, if reasonably practicable given the scheduled date of such annual meeting and the applicable notice and proxy statement delivery requirements in connection therewith, and recommend that its stockholders vote in favor of the Conversion Proposal. If, for any reason, the Corporation does not submit the Conversion Proposal to its stockholders to vote on such stockholder approval at an annual or special meeting held (and has not otherwise obtained such stockholder approval) within 12 months following the Determination Date, then the Corporation will submit the Conversion Proposal for approval by its stockholders at an annual or special meeting to be held within 120 days following the expiration of such 12-month period and recommend that its stockholders vote in favor of the Conversion Proposal. For the avoidance of doubt, if stockholder approval of the Conversion Proposal is not obtained, following a vote thereon by the Corporation's stockholders, at any such annual or special meeting, then the Corporation will not be under any obligation to thereafter seek such stockholder approval again~~

~~(d)~~	~~Effect of Conversion.~~
~~(i)~~
~~Effect on Series A Preferred Stock. At the Close of Business on the Conversion Date for any share of Series A Preferred Stock, such share will be deemed to cease to be outstanding (and, for the avoidance of doubt, no Person will be deemed to be a Holder of such share as of the Close of Business on such Conversion Date), except to the extent provided in Section 5(d).~~

~~(ii)~~
~~Holder of Record of Conversion Shares. The Person in whose name any share of Common Stock is issuable upon conversion of any Series A Preferred Stock will be deemed to become the holder of record of such share as of the Close of Business on the Conversion Date for such conversion.~~

~~(e)~~	~~Reserve and Status of Common Stock Issued upon Conversion.~~
~~(i)~~
~~Stock Reserve; Compliance with Securities Laws and Stock Exchange Rules. At all times when any Series A Preferred Stock is outstanding, the Corporation will reserve, out of its authorized but unissued and unreserved shares of Common Stock, a number of shares of Common Stock sufficient to permit the conversion of all then-outstanding Series A Preferred Stock at the then-applicable Conversion Price. The Corporation will take all necessary action to ensure that the issuance of shares of Common Stock upon conversion of any Series A Preferred Stock does not violate the Securities Act of 1933, as amended, any applicable state securities laws or the applicable requirements of any national securities exchange on which the Common Stock is then listed.~~

~~(ii)~~	~~Status of Conversion Shares. Each share of Common Stock delivered upon conversion of any Series A Preferred Stock will be duly and validly issued, fully paid and non-assessable.~~
~~(f)~~	~~Adjustments to the Conversion Price.~~
~~(i)~~
~~Stock Dividends, Splits and Combinations. If the Corporation issues solely shares of Common Stock as a dividend or distribution on all or substantially all shares of the Common Stock, or if the Corporation effects a stock split or a stock combination of the Common Stock (in each case excluding an issuance solely pursuant to a Common Stock Change Event, as to which the provisions set forth in Section 10(h) will apply), then the Conversion Price will be adjusted based on the following formula:~~

~~CPI = CP0 x (OS. / OS1)~~
~~where:~~
~~CPO=~~
~~the Conversion Price in effect immediately before the Open of Business on the Ex-Dividend Date for such dividend or distribution, or immediately before the Open of Business on the effective date of such stock split or stock combination, as applicable;~~

~~CPI=~~	~~the Conversion Price in effect immediately after the Open of Business on such Ex-Dividend Date or the Open of Business on such effective date, as applicable;~~
~~OS0=~~
~~the number of shares of Common Stock outstanding immediately before the Open of Business on such Ex-Dividend Date or effective date, as applicable, without giving effect to such dividend, distribution, stock split or stock combination; and~~

~~OS I=~~	~~the number of shares of Common Stock outstanding immediately after giving effect to such dividend, distribution, stock split or stock combination.~~
~~If any dividend, distribution, stock split or stock combination of the type described in this Section 10(f)(i) is declared or announced, but not so paid or made, then the Conversion Price will be readjusted, effective as of the date the Board of Directors (or a committee thereof) determines not to pay such dividend or distribution or to effect such stock split or stock combination, to the Conversion Price that would then be in effect had such dividend, distribution, stock split or stock combination not been declared or announced. No later than five Business Days after the effective date of any adjustment to the Conversion Price pursuant to this Section 1O(f)(i), the Corporation will provide notice, in accordance with Section 14, of such adjustment to the Holders setting forth, in reasonable detail, the calculation of such adjustment and the facts upon which it is based.~~
~~(ii)~~	~~Conversion Price Adjustment where Converting Holders Participate in the Relevant Transaction or Event.~~

~~Notwithstanding anything to the contrary herein, if:~~
~~(1)~~	~~a Conversion Price adjustment for any dividend or distribution becomes effective on any Ex-Dividend Date pursuant to Section 10(f)(i);~~
~~(2)~~	~~any Series A Preferred Stock is to be converted;~~
~~(3)~~	~~the Conversion Date for such conversion occurs on or after such Ex-Dividend Date and on or before the related record date;~~
~~(4)~~	~~the Conversion Consideration due upon such conversion includes any whole shares of Common Stock based on a Conversion Price that is adjusted for such dividend or distribution; and~~
~~(5)~~	~~such shares would be entitled to participate in such dividend or distribution (including pursuant to Section 10(d)(ii)),~~
~~then (x) such Conversion Price adjustment will not be given effect for such conversion; and (y) the shares of Common Stock, if any, issuable upon such conversion based on such unadjusted Conversion Price will be entitled to participate in such dividend or distribution.~~
~~(iii)~~
~~Voluntary Adjustments. To the extent permitted by law and applicable stock exchange rules, the Corporation, from time to time, may (but is not required to) decrease the Conversion Price by any amount if (1) the Board of Directors (or a committee thereof) determines that such decrease is either (x) in the best interest of the Corporation; or (y) advisable to avoid or diminish any income tax imposed on holders of Common Stock or rights to purchase Common Stock as a result of any dividend or distribution of shares (or rights to acquire shares) of Common Stock or any similar event; (2) such decrease is in effect for a period of at least 20 Business Days; (3) such decrease is irrevocable during such period; and (4) the Corporation provides notice, in accordance with Section 14, to the Holders of such decrease no later than the first date such decrease takes effect.~~

~~(iv)~~	~~Calculations. All calculations with respect to the Conversion Price and adjustments thereto will be made to the nearest cent (with 0.5 of a cent rounded upward).~~
~~(g)~~
~~Stockholder Rights Plans. If any shares of Common Stock are to be issued upon conversion of any Series A Preferred Stock and, at the time of such conversion, the Corporation has in effect any stockholder rights plan, then the Holder of such Series A Preferred Stock will be entitled to receive, in addition to, and concurrently with the delivery of, the Conversion Consideration otherwise payable hereunder upon such conversion, the rights set forth in such stockholder rights plan, unless such rights have separated from the Common Stock at such time, in which case, and only in such case, a Participating Non-Cash Dividend will be made pursuant to Section 5(b)(ii) on account of such separation as if, at the time of such separation, the Corporation had made a distribution of the type referred to in such Section to all holders of the Common Stock.~~

~~(h)~~	~~Common Stock Change Events. If there occurs any:~~
~~(i)~~
~~recapitalization, reclassification or change of the Common Stock (other than (x) changes solely resulting from a subdivision or combination of the Common Stock, (y) a change only in par value or from par value to no par value or no par value to par value and (z) stock splits and stock combinations that do not involve the issuance of any other series or class of securities);~~

~~(ii)~~	~~consolidation, merger, combination or binding share exchange involving the Corporation;~~
~~(iii)~~	~~sale, lease or other transfer of all or substantially all of the assets of the Corporation and its Subsidiaries, taken as a whole, to any Person; or~~
~~(iv)~~	~~other similar event,~~
~~and, as a result of which, the Common Stock is converted into, or is exchanged for, or represents solely the right to receive, other securities, cash or other property, or any combination of the foregoing (such an event, a “Common Stock Change Event,” and such other securities, cash or property, the “Reference Property,” and the amount and kind of Reference Property that a holder of one (1) share of Common Stock~~

~~would be entitled to receive on account of such Common Stock Change Event (without giving effect to any arrangement not to issue or deliver a fractional portion of any security or other property), a “Reference Property Unit”), then, notwithstanding anything to the contrary herein,~~
~~(1)~~
~~at the effective time of such Common Stock Change Event, (x) the Conversion Consideration due upon conversion of any Series A Preferred Stock will be determined in the same manner as if each reference to any number of shares of Common Stock in this Section 10 (or in any related definitions) were instead a reference to the same number of Reference Property Units; (y) for purposes of Section 10(b), each reference to any number of shares of Common Stock in such Section (or in any related definitions) will instead be deemed to be a reference to the same number of Reference Property Units; and (z) for purposes of the definition of “Change of Control,” the term “Common Stock” and “common equity” will be deemed to mean the common equity, if any, forming part of such Reference Property; and~~

~~(2)~~
~~or these purposes, the Last Reported Sale Price of any Reference Property Unit or portion thereof that does not consist of a class of securities will be the fair value of such Reference Property Unit or portion thereof, as applicable, determined in good faith by the Corporation (or, in the case of cash denominated in U.S. dollars, the face amount thereof).~~

~~If the Reference Property consists of more than a single type of consideration to be determined based in part upon any form of stockholder election, then the composition of the Reference Property Unit will be deemed to be (x) the weighted average, per share of Common Stock, of the types and amounts of consideration received by the holders of Common Stock that affirmatively make such an election; or (y) if no holders of Common Stock affirmatively make such an election, the types and amounts of consideration actually received, per share of Common Stock, by the holders of Common Stock.~~
~~Section 11. Certificates Representing the Series A Preferred Stock. Shares of Series A Preferred Stock may be certificated or uncertificated, at the Corporation's election. If certificated, the shares of Series A Preferred Stock will be issued in substantially the form set forth in Exhibit A hereto, with such legends, additions or modifications as may be made at the Corporation's sole discretion.~~
~~Section 12. Record Holders. To the fullest extent permitted by applicable law, the Corporation and the transfer agent for the Series A Preferred Stock may deem and treat the record holder of any share of Series A Preferred Stock as the true and lawful owner thereof for all purposes, and neither the Corporation nor such transfer agent will be affected by any notice to the contrary.~~
~~Section 13. Restrictions on Transfer of Initial Series A Preferred Stock. Each Holder of any shares of Initial Series A Preferred Stock, by its acceptance of such shares, agrees that, beginning on the Issue Date and ending on, and including, the earlier of (x) the Conversion Date for a Mandatory Conversion, (y) the Conversion Date for an elective conversion pursuant to Section 1 0(a)(i)(2) (solely with respect to shares of Common Stock issued upon such elective conversion) or (z) the date that is three years after the Issue Date, such Holder will not, without the prior written consent of the Corporation, (a) Transfer any of such shares of Initial Series A Preferred Stock or any underlying shares of Common Stock; (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such shares of Initial Series A Preferred Stock or any underlying shares of Common Stock, whether any such transaction is to be settled by delivery of Series A Preferred Stock, Common Stock, in cash or otherwise; or (c) publicly announce an intention to effect any transaction specified in clause (a) or (b); provided, however, that the foregoing restrictions on transfer set forth in clause (a) above will not apply to any transfer, on or after the Issue Date, of shares of Initial Series A Preferred Stock by the Holder thereof to a shareholder of such Holder, provided (x) such transfer is not for value; and (y) each such shareholder executes and delivers to the Corporation, before such transfer is effected, such instrument or instruments as the Corporation may reasonably request evidencing such shareholder's agreement to the restrictions set forth in this Section 13, which restrictions will continue to apply as provided above to such transferred Initial Series A Preferred Stock and any shares of Common Stock issued upon the conversion thereof. Notwithstanding anything to the contrary contained herein, prior to the Pension Liability Satisfaction Date, no Holder will Transfer any shares of Initial Series A Preferred Stock (or any Common Stock issued or issuable upon conversion thereof) without the prior written consent of the Corporation, which consent may be withheld in its sole discretion; provided, however, that, with respect to any proposed sale of shares of Common Stock issued upon conversion of the Initial Series A Preferred Stock in accordance with Section 10(a)(i), the Corporation will at any time or from time to time consent to a sale of a number~~

~~of shares of Common Stock up to the number of shares of Common Stock that would, upon such sale, result in proceeds that do not exceed an aggregate dollar amount that, assuming that all such proceeds were immediately contributed to the Defined Benefit Plan and the Defined Benefit Plan was terminated immediately following such contribution, would cause Boyd Coffee Company to incur an excise tax under Section 4980 of the Code, solong as the proceeds from the sale of such shares are immediately contributed to the Defined Benefit Plan. Any Transfer or other similar action in violation of this Section 13 will be null and void.~~
~~Section 14. Notices. All notices or communications in respect of Series A Preferred Stock will be sufficiently given if given in writing and delivered in person or by first class mail (registered or certified, return receipt requested), facsimile transmission, electronic transmission or other similar means of unsecured electronic communication or overnight air courier guaranteeing next day delivery. For purposes hereof, the Corporation may maintain or cause to be maintained a register of the Holders of the Series A Preferred Stock and, absent manifest error, may assume that the address of each Holder set forth therein is the true address of such Holder for purposes hereof; provided, however, that, by notice to the Corporation, a Holder may provide a different address for such Holder and direct the Corporation to amend such register accordingly.~~
~~Section 15. No Preemptive Rights. No share of Series A Preferred Stock will have any rights of preemption whatsoever as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.~~
~~Section 16. No Other Rights. The shares of Series A Preferred Stock will not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law~~.

~~EXHIBIT A~~
~~FORM OF SERIES A PREFERRED STOCK~~
~~[Insert any applicable legends]~~
~~Farmer Bros. Co.~~
~~Series A Convertible Participating Cumulative Perpetual Preferred Stock~~
~~Certificate No. [  ]~~
~~This instrument represents [~~ 1 ~~shares of a duly authorized series of preferred stock of Farmer Bros. Co., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation,” which term includes the successors of Farmer Bros. Co.), titled the “Series A Convertible Participating Cumulative Perpetual Preferred Stock” (the “Series A Preferred Stock”). The Series A Preferred Stock has the voting powers, preferences or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, set forth in the Corporation's certificate of incorporation, as it may be amended from time to time, including the Corporation's certificate of designations relating to the Series A Preferred Stock, as it may be amended from time to time, or as provided by applicable law.~~
~~The shares of Series A Preferred Stock represented hereby are registered in the name of [  ], having an address of [  ].~~
~~[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]~~

~~IN WITNESS WHEREOF, Farmer Bros. Co. has caused this instrument to be executed as of the date set forth below. FARMER BROS. CO.~~
~~Date:~~
~~By:~~
~~Name:~~
~~Title:~~

~~Name:~~
~~Title:~~

~~EXHIBIT B~~
~~CONVERSION NOTICE~~
~~Farmer Bros. Co.~~
~~Series A Convertible Participating Cumulative Perpetual Preferred Stock~~
~~Subject to the terms of the Certificate of Designations, by executing and delivering this Conversion Notice, the undersigned Holder of the Series A Preferred Stock identified below directs the Corporation to convert (check one):~~
 ~~☐~~	~~all shares~~
 ~~☐~~	~~shares~~
~~of the Series A Preferred Stock that are (check one):~~
 ~~☐~~	~~represented by Certificate No.~~
 ~~☐~~	~~uncertificated.~~
~~Date:~~
~~(Legal Name of Holder)~~
~~By:~~
~~Name:~~
Title:

Farmer Brothers®

FARMER BROS. CO.
1912 FARMER BROTHERS DRIVE
NORTHLAKE, TX 76262

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on January 11, 2023 for shares held directly and by 11:59 p.m. Eastern Time on January 9, 2023 for shares held by the 401(K) Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FARM2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on January 11, 2023 for shares held directly and by 11:59 p.m. Eastern Time on January 9, 2023 for shares held by the 401(K) Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93612-P79841 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FARMER BROS. CO.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Allison M. Boersma	☐	☐	☐
1b. Stacy Loretz-Congdon	☐	☐	☐
1c. D. Deverl Maserang II	☐	☐	☐
1d. Christopher P. Mottern	☐	☐	☐
1e. David A. Pace	☐	☐	☐
1f. Alfred Poe	☐	☐	☐
1g. Bradley L. Radoff	☐	☐	☐
1h. John D. Robinson	☐	☐	☐
1i. Waheed Zaman	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:	**For**	**Against**	**Abstain**
2. To approve the Company's Second Amended and Restated Certificate of Incorporation.	☐	☐	☐
3. To ratify the selection of Grant Thornton LLP as the Company's independent registered accounting firm for the fiscal year ending June 30, 2023.	☐	☐	☐
4. To hold an advisory (non-binding) vote to approve the compensation paid to the Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D93613-P79841

FARMER BROS. CO.
Annual Meeting of Stockholders
January 12, 2023 11:00 AM, CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) D. Deverl Maserang, II, Scott R. Drake, and Jared Vitemb, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of FARMER BROS. CO. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held online at 11:00 AM, CDT on January 12, 2023, at www.virtualshareholdermeeting.com/FARM2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side